File Nos. 33-1857 & 811-4503

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

AQUILA MUNICIPAL TRUST
formerly Tax-Free Trust of Arizona
(Exact Name of Registrant as Specified in Charter)

380 Madison Avenue, Suite 2300
New York, New York 10017
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant’s Telephone Number)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

TAX-FREE TRUST OF ARIZONA
380 Madison Avenue, Suite 2300
New York, New York 10017

[  ], 2013

Dear Shareholder:

A Special Shareholder Meeting of Tax-Free Trust of Arizona (the “Trust”) will be held at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, NY   10022, on July 24, 2013 to vote on the proposals listed in the enclosed Proxy Statement.  The meeting will be held at 10:00 A.M. (Eastern time).

The purpose of the Special Shareholder Meeting is to

Elect Trustees of your Trust.  Eight of the nominees currently serve as a Trustee of your Trust.  Each of the other five nominees currently serves as a Trustee of other funds in the Aquila Group of Funds including single-state tax-free bond funds of a similar nature to your Trust.

Ratify the selection of Tait, Weller & Baker LLP as the Trust’s independent registered public accounting firm.

Seek shareholder approval of a number of proposals recently approved by your Board of Trustees which are intended to, among other things, streamline the operations of your Trust for your benefit:

Adopt an Amended and Restated Declaration of Trust. You are being asked to consider a number of proposals that would amend your Trust’s Declaration of Trust.  Please rest assured that adoption of the Amended and Restated Declaration of Trust would not remove any of the protections of federal law or alter in any way the Trustees’ existing fiduciary obligations to act with due care and in your best interest. Rather, the amendments are designed to simplify administration and oversight of your Trust.

Specifically, the Amended and Restated Declaration of Trust would give the Trustees more flexibility and broader authority to act in your best interest than they can under your Trust’s current Declaration of Trust. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow your Trust to operate in a more efficient and economical manner which would, in turn, be beneficial to you and your Trust.

Revise Fundamental Investment Policies. You are being asked to approve changes to the “fundamental” investment policies of your Trust. All mutual funds are required by law to have “fundamental” policies, that is, policies governing certain investment practices that may be changed only with the approval of fund shareholders. Your Trust has fundamental policies that are not required by law or are more restrictive than the law requires. At the Special Meeting, shareholders will be asked to approve revised fundamental policies and eliminate other fundamental policies.  These changes are intended to simplify compliance monitoring and provide additional flexibility for your Trust.

We wish to assure you that there will be no change to the investment objective or principal investment strategies of your Trust in connection with these proposals.

Your Trustees recommend that you vote “FOR” each of the proposals. Attached, please find answers to various questions you may have in connection with the Special Meeting.  Before you vote, please read the full text of the proxy statement for an explanation of each of the proposals.

Your vote on these matters is important. Even if you plan to attend and vote in person at the meeting, please promptly follow the enclosed instructions to submit voting instructions over the Internet or by telephone. Alternatively, you may submit voting instructions by signing and dating each proxy card and returning it in the accompanying postage-paid return envelope. In order to ensure that shares will be voted in accordance with your instructions and to minimize the expense to your Trust, please submit your proxy as soon as possible.

If you have any questions about the proposals to be voted on, please call 800-437-1020 or 212-697-6666.

Sincerely,

Diana P. Herrmann
President

IMPORTANT QUESTIONS AND ANSWERS RELATED TO THE PROXY STATEMENT

Below, please find answers to various questions you may have in connection with the Special Meeting.  We also encourage you to read the full text of the enclosed Proxy Statement.

Q.	Why am I receiving the Proxy Statement?

A.	You are being asked to vote on several proposals as described below.

Q.	Why am I being asked to vote on these proposals?

A.	These proposals require shareholder approval. Your Trust’s Board of Trustees has approved the proposals, believes they are in shareholders’ best interests and recommends that you approve them.

Q.	Will my vote make a difference?

A.
Yes, your vote is very important and can make a difference in the governance of your Trust, no matter how many shares you own. Your vote can help ensure that the proposals recommended by the Board of Trustees can be implemented.

Q.	What am I being asked to vote “FOR” at the Special Meeting?

A.	You are being asked to vote “FOR” four proposals that have been approved by the Board of Trustees:

Proposal 1: Elect Trustees. You are being asked to elect Trustees. Eight of the nominees currently serve as a Trustee of your Trust.  Each of the other five nominees currently serves as a Trustee of other funds in the Aquila Group of Funds including single-state tax-free bond funds of a similar nature to your Trust.

Proposal 2: Ratify the selection of Tait, Weller & Baker LLP as your Trust’s independent registered public accounting firm.  Tait, Weller & Baker LLP currently serves as your Trust’s independent registered public accounting firm.

Proposal 3: Adopt an Amended and Restated Declaration of Trust. You are being asked to consider a number of proposals that would amend your Trust’s Declaration of Trust.  The Amended and Restated Declaration of Trust will not change the investment objective or principal investment strategies of your Trust nor will it remove any of the protections of federal law or alter in any way the Trustees’ existing fiduciary obligations to act with due care and in your best interest.  Rather, the amendments are designed to simplify administration and oversight of your Trust.  The Amended and Restated Declaration of Trust would give the Trustees more flexibility and broader authority to act than the Declaration of Trust currently in effect for your Trust. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow your Trust to operate in a more efficient and economical manner for your benefit.

Proposal 4: Revise Fundamental Investment Policies.  You are being asked to approve changes to the “fundamental” investment policies of your Trust.  While all mutual funds are required by law to have “fundamental” policies that govern certain investment practices that may be changed only with the approval of fund shareholders, some of your Trust’s fundamental policies are more restrictive than the law requires.  Shareholders are therefore being asked to:

•	approve revised fundamental policies; and
•	eliminate other fundamental policies

with the intent to simplify compliance monitoring and provide additional flexibility for your Trust.  Your Trust will continue to be managed in accordance with its prospectus and statement of additional information, as well as any policies or guidelines that may have been established by your Trust’s Board of Trustees or Aquila Investment Management LLC (the “Manager”). Except for gaining the ability to invest not more than 20% of your Trust’s assets in money market funds, taxable money market instruments, short-term debt securities and other taxable obligations, as discussed in the Proxy Statement, the revised fundamental policies are not expected to materially affect the manner in which your Trust’s investment program is conducted at this time.

Q.	Whom do I call if I have questions?

A.	If you need more information, or have any questions about voting, please call 800-437-1020 or 212-697-6666.

Q.	How do I vote my shares?

A.
You can provide voting instructions by computer by going to the Internet address provided on the proxy card(s) or by telephone by calling the toll-free number on the enclosed proxy card(s) and following the instructions, using your proxy card(s) as a guide. Alternatively, you can vote your shares by signing and dating the enclosed proxy card(s), and mailing it in the enclosed postage-paid envelope.

You also may attend the Special Meeting and vote in person. However, even if you intend to do so, we encourage you to provide voting instructions by one of the methods described above.

It is important that you vote promptly. In order to ensure that shares will be voted in accordance with your instructions, and to minimize expenses to your Trust, please submit your proxy as soon as possible.

Q.	Who is Computershare Fund Services?

A.
Computershare, which is not affiliated with your Trust or the Manager, specializes in assisting financial firms with shareholder meetings. Your Trust hired Computershare to contact shareholders and record proxy votes. As the Special Meeting approaches, shareholders who have not yet voted their shares may receive a telephone call from Computershare asking for shareholders’ votes so that the meeting will not need to be postponed.

Q.	How do I sign the proxy card?

A.	If voting by mail, please complete, sign and date the proxy card. When signing the proxy card:
Individual accounts: Please sign exactly as your name appears on your account registration shown on the proxy card.
Joint accounts: Either owner may sign the proxy card, but the name of the person signing should conform exactly to the name shown in the registration.
All other accounts: the person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, “Mary Smith, Trustee.”

Aquila Group	Tax-Free Trust of Arizona
of Funds

IMPORTANT NOTICE
PLEASE READ IMMEDIATELY

Tax-Free Trust of Arizona

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on July 24, 2013

PROXY STATEMENT

Aquila Group	Tax-Free Trust
of Funds	of Arizona

Tax-Free Trust of Arizona
380 Madison Avenue, Suite 2300
New York, New York 10017

Notice of Special Meeting of
Shareholders to Be Held
on July 24, 2013

To Shareholders of the Trust:

The purpose of this Notice is to advise you that a Special Meeting of the Shareholders of Tax-Free Trust of Arizona (the “Trust”) will be held:

Place:	(a)	Bingham McCutchen LLP 399 Park Avenue New York, NY 10022
Time:	(b)	on July 24, 2013 at 10:00 A.M.;
Purposes:	(c)	for the following purposes:
(i) to elect Trustees (Proposal No. 1);
(ii) to ratify (that is, to approve) the selection of Tait, Weller & Baker LLP as your Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2014 (Proposal No. 2);
(iii)
to adopt an Amended and Restated Declaration of Trust (Proposal No. 3) regarding:

(a)  future amendments;
(b)  termination;
(c)  annual shareholder meetings;
(d)  removal of Trustees;
(e)  indemnification and liability of Trustees, officers and employees;
(f)  shareholder/derivative actions; and
(g)  other changes effected by the Amended Declaration.

(iv)
to approve changes to your Trust’s fundamental policies (Proposal No. 4) relating to:

(a)  permitted Trust investments;
(b)  investments in voting securities, other investment companies and certain other instruments
(c)  concentration of Trust investments;
(d)  lending of Trust assets;
(e)  borrowing of money;
(f)  issuance of senior securities;
(g)  investments in commodities;
(h)  certain affiliated transactions;
(i)  investments in real estate;
(j)  restrictions on control investments;
(k)  restrictions on short sales and use of margin; and
(l)  underwriting; and

		(v)	to act upon any other matters which may properly come before the Special Meeting at the scheduled time and place or any adjourned or postponed meeting or meetings.
Who Can Vote What Shares:	(d)
To vote at the Special Meeting, you must have been a shareholder on your Trust’s records at the close of business on April 26, 2013 (the “record date”). Also, the number of shares of each of the Trust’s outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Special Meeting (or any adjourned or postponed meeting or meetings).

By order of the Board of Trustees,

CHARLES E. CHILDS, III
Secretary

[   ], 2013

Please Note:

If you do not expect to attend the Special Meeting, please vote by any of three ways: by the Internet, by telephone, or by completing the enclosed proxy card and returning it in the accompanying stamped envelope.  To avoid unnecessary expense to your Trust, we request your cooperation in voting no matter how large or small your holding may be.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING TO BE HELD ON JULY 24, 2013: This Notice and the Proxy Statement are available on the internet at www.aquilafunds.com.

Tax-Free Trust of Arizona
380 Madison Avenue, Suite 2300
New York, New York 10017
Proxy Statement

Introduction

The purpose of the Notice preceding this Proxy Statement is to advise you of the date, time, place and purposes of a Special Meeting of the Shareholders of Tax-Free Trust of Arizona (the “Trust”).  The purpose of this Proxy Statement is to give you information on which you may base your voting decisions at the Meeting.

Your Trust's Manager and Administrator (the “Manager”) is Aquila Investment Management LLC, 380 Madison Avenue, Suite 2300, New York, NY 10017, a subsidiary of your Trust’s founder and sponsor, Aquila Management Corporation.  Your Trust’s principal underwriter (the “Distributor”) is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017.

A copy of your Trust’s 2012 annual report was sent to shareholders of record as of August 8, 2012, and a copy of your Trust’s most recent semi-annual report was sent to shareholders of record as of February 8, 2013.  Additional copies are available on your Trust’s website at www.aquilafunds.com or without charge upon written request to the Manager, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.

This Notice, this Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about [  ], 2013.  This material is also available on your Trust’s website at www.aquilafunds.com.  You may call 800-437-1020 toll-free or 212-697-6666 for information if you plan to attend the Special Meeting and vote in person.

To avoid unnecessary expense, we request that you vote the proxy card no matter how large or small your holding may be.

You should read this Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

(1) Internet Voting

To vote your shares by the Internet, please visit the website at the Internet address shown on your proxy card.  You will be prompted to enter the control numbers on your proxy cards.  Follow the instructions on the screen, using your proxy cards as a guide. If you vote by the Internet, you need not return the proxy card by mail.

(2) Telephone Voting

To vote your shares by telephone, please call the toll-free number on your proxy card.  You will be prompted to enter the control number on your proxy card.  Follow the recorded instructions using your proxy card as a guide.  If you vote by phone, you need not return the proxy card by mail.

(3) Proxy Cards

The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; your Trust calls these persons the “proxy holders.”

As to the election of Trustees, you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

As to the other matters listed on the proxy card, you may direct the proxy holders to vote your shares on a proposal by marking the appropriate box “For” or “Against” or instruct them not to vote your shares on a proposal by marking the “Abstain” box. If you return your signed proxy card and do not mark a box on a proposal, the proxy holders will vote your shares for that proposal.

General Information

You may end the power of the proxy holders to vote your shares at the meeting by: (i) so notifying your Trust in writing; (ii) signing a new and different proxy card (if your Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll-free number provided or visiting the website at the Internet address, both of which are detailed on each of your proxy card, entering your control number, and revoking your previous vote.

Only shareholders of record as of the record date are entitled to notice of and to vote at the Special Meeting.

One-third of the outstanding shares of your Trust entitled to vote, present in person or represented by proxy, counted together as a single class, constitutes a quorum for the transaction of business at the Special Meeting.

Abstentions and “broker non-votes” will be treated as present for purposes of determining a quorum at the meeting.  “Broker non-votes” occur when a broker or nominee holding shares in “street name” indicates on the proxy card that it does not have discretionary authority to vote on a proposal and has not received instructions from the beneficial owner.

With respect to Proposal No. 1, nominees must be elected by a plurality of the votes cast in person or by proxy at the meeting at which a quorum exists.  Abstentions and “broker non-votes” are not considered “votes cast” and, therefore, do not constitute a vote “FOR” a proposal.  Thus, abstentions and “broker non-votes” will have no effect on the voting for the election of Trustees in Proposal No. 1, because only votes “FOR” are considered in a plurality voting requirement.  Abstentions and “broker non-votes” have the same effect as negative votes with respect to each of the other proposals to be considered at the Special Meeting.

Your Trust is sending you the Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Special Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned or postponed meeting or meeting. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Special Meeting, this means the meeting held at the scheduled time or any adjourned or postponed meeting or meetings.

The cost of preparing, printing and mailing the Notice, the Proxy Statement and the accompanying proxy card will be borne by your Trust.  Your Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews.  Computershare, a third party solicitation firm, has been retained to provide proxy solicitation services at a cost of approximately $26,000.  Brokerage firms, banks and others may be asked to forward the Notice and the Proxy Statement to beneficial owners of your Trust’s shares so that these owners may authorize the voting of their shares.  Your Trust will pay these firms their out-of-pocket expenses for doing so.

In the event that at the time any session of the Special Meeting is called to order a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date and the Meeting may be held as adjourned without further notice. In the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to such proposal and such Meeting may be held as adjourned without further notice. Any such adjournment will require the affirmative vote of more than one half of the shares of your Trust present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.  If the Special Meeting is postponed, your Trust will give notice of the postponed meeting to shareholders.

On the record date, your Trust had three classes of shares outstanding.  All shareholders of your Trust are entitled to vote at the Special Meeting.  Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date.

On the record date, the net asset value per share of each of your Trust's outstanding classes of shares was as follows:  Class A Shares, $[  ]; Class C Shares, $[  ] and Class Y Shares, $[  ].  The meeting is expected to act only upon matters that affect your Trust as a whole. Therefore, all shareholders of all classes of your Trust are entitled to vote at each meeting and will vote together as a single class at each meeting.

On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, [  ]; Class C Shares, [  ] and Class Y Shares, [  ].

On the record date, the following holders held 5% or more of a class of your Trust’s outstanding shares.  On the basis of information received from the institutional holders, your Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Name and address of The holder of Record	Number of Shares	Percent of Class
Institutional 5% shareholders

[TO BE COMPLETED]

Additional 5% Shareholders

Your Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Election of Trustees
(Proposal No. 1)

At the Special Meeting, thirteen Trustees are to be elected. Each of the nominees has served as a Trustee of the Trust and / or other single-state tax-free municipal bond funds, of a similar nature to the Trust, in the Aquila Group of Funds with such experience ranging from 4 to 27 years.  Your Trustees believe that the collective experience of the nominees will be beneficial to your Trust. Each Trustee elected will serve until his or her successor is elected or until his or her earlier retirement or removal.  The nominees selected by the Trustees are named in the table below.  See “Introduction” above for information as to how you can vote your shares in the election of Trustees.

The following material includes information about each nominee and each officer of your Trust.  All shares of your Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. Except for Mr. Duffy, Mr. O’Flaherty, Mr. Partridge, Mr. Ramsey and Ms. White, all of the nominees are presently Trustees and were elected by the shareholders in November 2012. All nominees have consented to serve if elected.

Nominees

Name, Address(1) and Year of Birth Interested Trustee(5)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)	Number of Portfolios in Fund Complex Currently Overseen by Trustee(4)	Other Directorships Held by Trustee During Past 5 Years
Diana P. Herrmann New York, NY (1958)	Trustee since 1994 and President since 1998
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(6) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and head of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
			11	ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and since 2010); Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2004-2012

Non-interested Trustees
Ernest Calderón Phoenix, AZ (1957)	Trustee since 2004	Partner, Ridenour, Heinton & Lewis, a Phoenix law firm since November 2012; Founder, Calderón Law Offices, 2004-2012; Equity Partner, Jennings, Strouss & Salmon, PLC, 1992-2004; member, regent emeritus and president emeritus Arizona Board of Regents; adjunct faculty, Northern Arizona University and Arizona State University; served six Arizona governors by appointment; Past President, Grand Canyon Council of Boy Scouts of America; Past President, State Bar of Arizona, 2003-2004; member, American Law Institute.	3	None
Thomas A. Christopher Danville, KY (1947)	Trustee since 2009	Senior partner of Robinson, Hughes & Christopher, C.P.A.s, P.S.C., since 1977; Chairman of the Board, A Good Place for Fun, Inc., a sports facility, since 1987, President, 1987-2012; Director, Sunrise Children’s Services Inc., since 2010; Director, Global Outreach International, since 2011; currently or formerly active with various professional and community organizations.	5	None
Gary C. Cornia Orem, UT (1948)	Trustee since 2009	Dean, Marriott School of Management, Brigham Young University, since 2008; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Professor, Marriott School of Management, 1980-present; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	5	Utah Foundation, Salt Lake City, UT; formerly director, Lincoln Institute of Land Policy, Cambridge, MA

David A. Duffy North Kingstown, RI (1939)	Nominee	Chair (since 2009) and Trustee (since 1995) of Aquila Narragansett Tax-Free Income Fund and Trustee (since 2009) of Churchill Tax-Free Fund of Kentucky, two other funds in the Aquila Group of Funds; Retired Founder and Chairman of Duffy & Shanley, Inc., a marketing communications firm, 1973-2003; past Chairman of the Rhode Island Convention Center Authority, 2003-2011; past National Chairman, National Conference for Community & Justice (NCCJ); past Vice Chair, Providence College Board of Trustees; officer or director of numerous civic and non-profit organizations.	2	Delta Dental of Rhode Island
Grady Gammage, Jr. Phoenix, AZ (1951)	Chair of the Board of Trustees since 2011(7) and Trustee since 2001	Founding partner, Gammage & Burnham, PLC, a law firm, Phoenix, Arizona, since 1983; director, Central Arizona Water Conservation District, 1992-2004; director, Arizona State University Foundation since 1998; Senior Fellow, Morrison Institute for Public Policy; active with Urban Land Institute.	4	None
Lyle W. Hillyard Logan, UT (1940)	Trustee since 2009	President of the law firm of Hillyard, Anderson & Olsen, Logan, Utah, since 1967; member of Utah Senate, 1985 to present, in the following positions: President, 2000, Senate Majority Leader, 1999-2000, Assistant Majority Whip, 1995-1998; served as Chairman of the following Utah Senate Committees: Tax and Revenue, Senate Judiciary Standing, Joint Executive Appropriations, and Senate Rules; currently serves as Co-Chair, Joint Executive Appropriations.	3	None

John C. Lucking Phoenix, AZ (1943)	Trustee since 1994	President, Econ-Linc, an economic consulting firm, since 1995; formerly Consulting Economist, Bank One Arizona and Chief Economist, Valley National Bank; member, Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel; Board member, Northern Arizona University Foundation since 1997; member, various historical, civic and economic associations.	3	John C. Lincoln Health Foundation
Anne J. Mills Scottsdale, AZ (1938)	Trustee since 1986 and Chair of the Board of Trustees 2005-2011(7)	President, Loring Consulting Company since 2001; Vice President for Business Management and CFO, Ottawa University, 1992-2001, 2006-2009; IBM Corporation, 1965-1991; currently active with various charitable, educational and religious organizations.	5	None
Glenn P. O’Flaherty Denver, CO (1958)	Nominee
Chair (since 2013) and Trustee (since 2006) of Aquila Three Peaks High Income Fund and Trustee of Aquila Three Peaks Opportunity Growth Fund and Hawaiian Tax-Free Trust, since 2007 and 2009 respectively, three other funds in the Aquila Group of Funds; Chief Financial Officer and Chief Operating Officer of Lizard Investors, LLC, 2008; Co-Founder, Chief Financial Officer and Chief Compliance Officer of Three Peaks Capital Management, LLC, 2003-2005; Vice President – Investment Accounting, Global Trading and Trade Operations, Janus Capital Corporation, and Chief Financial Officer and Treasurer, Janus Funds, 1991-2002.

			3	Trustee of Pacific Capital Funds of Cash Assets Trust (three Aquila money-market funds) 2009-2012

John J. Partridge Providence, RI (1940)(8)	Nominee	Founding Partner, Partridge Snow & Hahn LLP, a law firm, Providence, Rhode Island, since 1988, Senior Counsel, since January 1, 2007; Trustee (since 2008 and 2002 - 2005) and Assistant Secretary – Advisor to the Board (2005-2008) of Narragansett Insured Tax-Free Income Fund and Trustee (since 2009) of Churchill Tax-Free Fund of Kentucky, two other funds in the Aquila Group of Funds; director or trustee of various educational, civic and charitable organizations, including Ocean State Charities Trust, Memorial Hospital of Rhode Island, and The Pawtucket Foundation.	5	None
James R. Ramsey Louisville, KY (1948)	Nominee
President, University of Louisville since November 2002; Professor of Economics, University of Louisville, 1999-present; Trustee (since 1987 and 2005, respectively) of Churchill Tax-Free Fund of Kentucky and Aquila Narragansett Tax-Free Income Fund  and Trustee, two other funds in the Aquila Group of Funds; Kentucky Governor’s Senior Policy Advisor and State Budget Director, 1999-2002; Vice Chancellor for Finance and Administration, the University of North Carolina at Chapel Hill, 1998 to 1999; previously Vice President for Finance and Administration at Western Kentucky University, State Budget Director for the Commonwealth of Kentucky, Chief State Economist and Executive Director for the Office of Financial Management and Economic Analysis for the Commonwealth of Kentucky, Adjunct Professor at the

			2	Community Bank and Trust, Pikeville, KY and Texas Roadhouse Inc.

University of Kentucky, Associate Professor at Loyola University-New Orleans and Assistant Professor at Middle Tennessee State University.
Laureen L. White North Kingstown, RI (1959)	Nominee	President, Greater Providence Chamber of Commerce, since 2005, Executive Vice President 2004-2005 and Senior Vice President, 1989-2002; Trustee (since 2005 and 2009, respectively) of Aquila Narragansett Tax-Free Income Fund and Churchill Tax-Free Fund of Kentucky, two other funds in the Aquila Group of Funds; Executive Counselor to the Governor of Rhode Island for Policy and Communications, 2003-2004.	2	None

Officers

Name, Address(1) and Year of Birth	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years(3)

Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro Denver, CO (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President, Aquila Three Peaks Opportunity Growth Fund since 2004; Senior Vice President, Tax-Free Trust of Arizona since 2010 and Vice President, 2004-2010; Senior Vice President, Aquila Three Peaks High Income Fund since 2006; Senior Vice President, Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Tax-Free Fund For Utah, Tax-Free Fund of Colorado and Tax-Free Trust of Oregon since 2010; Vice President, INVESCO Funds Group, 1998-2003.

Todd W. Curtis Phoenix, AZ (1949)	Senior Vice President and Portfolio Manager since 2004
Senior Vice President and Portfolio Manager, Tax-Free Trust of Arizona, since August 2004; Vice President and Co-Portfolio Manager, Churchill Tax-Free Fund of Kentucky, since 2009, backup portfolio manager, 2004-2009; Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Vice President and Portfolio Manager, Banc One Investment Advisors, Inc. and its predecessors, 1981-2004.

Paul G. O’Brien Charlotte, NC (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of Aquila Three Peaks High Income Fund, Aquila Three Peaks Opportunity Growth Fund, and each of the Aquila Municipal Bond Funds since 2010; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Alan R. Stockman Glendale, AZ (1954)	Senior Vice President since 2001
Senior Vice President, Tax-Free Fund of Colorado, since 2009; Senior Vice President, Tax-Free Trust of Arizona since 2001, Vice President, 1999-2001; Vice President, Aquila Three Peaks Opportunity Growth Fund since 1999; Bank One, Commercial Client Services representative, 1997-1999; Trader and Financial Consultant, National Bank of Arizona (Zions Investment Securities Inc.), Phoenix, Arizona 1996-1997.

James T. Thompson Bountiful, UT (1955)	Assistant Vice President since 2009
Vice President and Co-Portfolio Manager, Tax-Free Fund For Utah, since 2009; Assistant Vice President and Backup Portfolio Manager, Tax-Free Trust of Arizona and Churchill Tax-Free Fund of Kentucky, since 2009; Senior Vice President, First Security Bank/Wells Fargo Brokerage Services LLC, Salt Lake City, Utah 1991-2009.

Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of each fund in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of each fund in the Aquila Group of Funds since 2003 and Treasurer since 2000.

Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of each fund in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of each fund in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Arizona, 380 Madison Avenue, Suite 2300, New York, NY 10017.

(2) Each Trustee holds office until his or her successor is elected or his or her earlier retirement or removal. The term of office of each officer is one year.

(3) The Trust’s Statement of Additional Information includes additional information about the Trustees and officers and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting www.aquilafunds.com or the EDGAR Database at the SEC’s internet site at www.sec.gov.

(4) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(5) Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and former Trustee, Chairman and Chairman Emeritus of your Trust.

(6) The “Aquila Group of Funds” includes: Tax-Free Trust of Arizona, Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Churchill Tax-Free Fund of Kentucky, Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

(7) Mr. Gammage is currently the Chair of the Board of Trustees of the Trust.  Ms. Mills will become the Chair of the Board of Trustees of your Trust effective at the time of the closing of the reorganization of certain Funds in the Aquila Group of Funds into series of the Trust.

(8) Mr. Partridge currently is not, and at the time of his election will not be, an “interested person” of the Trust, as that term is defined 1940 Act.  Mr. Partridge will be deemed an “interested person” of the Trust effective at the time of the closing of the reorganization of Aquila Narragansett Tax-Free Income Fund into a series of the Trust because he serves as a senior counsel of a law firm that performs legal services for RBS Citizens, N.A.  The sub-adviser to Aquila Narragansett Tax-Free Income Fund is a department of RBS Citizens, N.A.

    The specific experience, qualifications, attributes or skills that led to the conclusion that the nominees should serve as Trustees of your Trust at this time in light of the Trust’s business and structure, in addition to those listed above, were as follows.

Diana P. Herrmann
Over 30 years of experience in the financial services industry, 26 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), founder and sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

Ernest Calderón
Knowledgeable about economic and governmental affairs as a lawyer and educator active in public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 8 years.

Thomas A. Christopher
Knowledgeable about operation and governance of mutual funds as an investment company board member for 20 years; knowledgeable about financial matters as a partner of an accounting firm as detailed above.

Gary C. Cornia
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for nearly 20 years.

David A. Duffy
Knowledgeable about operation and governance of mutual funds as an investment company board member for over 17 years; knowledgeable about local government affairs as an executive and as a board member of various corporate and civic organizations as detailed above.

Grady Gammage, Jr.
Knowledgeable about economic and governmental affairs as a lawyer, and educator active in land use, water issues and other public affairs in the state and region as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 11 years.

Lyle W. Hillyard
Knowledgeable about economic and governmental affairs as a lawyer and legislator as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 9 years.

John C. Lucking
Knowledgeable about economic and governmental affairs in the state and region as a former economist for several banks and as a member of Arizona’s Joint Legislative Budget Committee Economic Advisory Panel and the Western Blue Chip Economic Forecast Panel as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 18 years.

Anne J. Mills
Extensive financial and management experience as an executive of various organizations as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 27 years.

Glenn P. O’Flaherty
Knowledgeable about financial markets and operation of mutual funds as a chief financial officer, chief operating officer and chief compliance officer of various investment management firms as detailed above and as an investment company board member for 7 years.

John J. Partridge
Knowledgeable about finance and corporate governance as a lawyer and as a board member of various organizations as detailed above and about operation and governance of mutual funds as an investment company board member or adviser to the board for over 10 years.

James R. Ramsey
Experienced educator and knowledgeable about economic and governmental affairs as a prior State Budget Director and Chief State Economist and current university president as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 26 years.

Laureen L. White
Knowledgeable about local government affairs as a chamber of commerce executive as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for over 7 years.

    References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Securities Holdings of the Nominees
(as of 4/19/13)

Name of Nominee	Dollar Range of Ownership in Tax-Free Trust of Arizona(1)	Aggregate Dollar Range of Ownership in Funds in the Aquila Group of Funds(1)
Interested Nominees

Diana P. Herrmann	C	E

Non-interested Nominees
Ernest Calderon	C	D

Thomas A. Christopher	C	E
Gary C. Cornia	C	E
David A. Duffy	B	C
Grady Gammage, Jr.	D	E

Lyle W. Hillyard	C	E

John C. Lucking	C	D
Anne J. Mills	C	D
Glenn P. O’Flaherty	B	D
John J. Partridge	B	E

James R. Ramsey	C	E

Laureen L. White	B	C

(1)           A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

None of the non-interested nominees or their immediate family members holds of record or beneficially any securities of the Manager or the Distributor.

Your Trust does not currently pay fees to any of your Trust’s officers or to Trustees affiliated with the Manager.  For its most recent completed fiscal year ended June 30, 2012 your Trust paid a total of $131,162 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by your Trust to its Trustees.

Your Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this Proxy Statement, consist of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund.  The following table lists the compensation of all nominees for Trustee who received compensation from your Trust or from other funds in the Aquila Group of Funds during your Trust's most recent completed fiscal year.  None of such nominees has any pension or retirement benefits from your Trust or any of the other funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for Most-Recently Completed Fiscal Year Ended June 30, 2012	Compensation as Trustee from All Funds in the Aquila Group of Funds for Most-Recently Completed Fiscal Year Ended June 30, 2012	Number of Boards on which the Trustee Served for Most- Recently Completed Fiscal Year Ended June 30, 2012*

Ernest Calderon	$11,446	$35,000	3

Thomas A. Christopher	$14,680	$100,500	5

Gary C. Cornia	$10,291	$81,000	5
David A. Duffy	$0**	$32,500	2

Grady Gammage, Jr.	$14,297	$52,000	4

Lyle W. Hillyard	$10,280	$33,500	3

John C. Lucking	$11,668	$37,500	3

Anne J. Mills	$16,624	$83,500	5

Glenn P. O’Flaherty	$0**	$123,225	3

John J. Partridge	$0**	$47,500	5

James R. Ramsey	$0	$29,500	2

Laureen L. White	$0	$29,500	2

*Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

**Mr. Duffy, Mr. O’Flaherty and Mr. Partridge were not Trustees of the Trust during the fiscal year ended June 30, 2012.  For service on a common committee of Trustees of all funds in the Aquila Group of Funds, Mr. Duffy, Mr. O’Flaherty and Mr. Partridge received compensation from the Trust in the amount of $111, $2,067 and $111, respectively.

Class A Shares may be purchased without a sales charge by the Trust’s Trustees and officers.

Your Trust's Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of March 31, 2013, these funds had aggregate assets of approximately $3.5 billion, of which approximately $3.1 billion consisted of assets of the tax-free municipal bond funds. AMC’s address is the same as that of the Manager. AMC was founded in 1984 by Mr. Lacy B. Herrmann and is principally owned by Diana P. Herrmann, his daughter, members of her family and by the Estate of Lacy B. Herrmann.

Your Trust’s fiscal year end recently changed from June 30 to March 31. Accordingly, the following information regarding management fees and payments under the Trust’s Distribution Plan is presented for the fiscal year ended June 30, 2012,  the most recent completed fiscal year for which information is currently available.  During the fiscal year ended June 30, 2012, your Trust paid $1,198,269 in management fees.  During the fiscal year ended June 30, 2012, $403,584 was paid under Part I of your Trust's Distribution Plan to qualified recipients with respect to the Class A Shares, of which $24,527 was retained by the Distributor.  With respect to Class C Shares, during the same period $131,871 was paid under Part II of the Plan and $43,957 was paid under the Shareholder Services Plan.  Of the total payments under Parts I and II of the Plan of $175,828, the Distributor retained $35,034.  All of such payments were for compensation.

The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including your Trust.  Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.  The shares of the Distributor are owned 98% by members of the family of Mr. Lacy B. Herrmann, Founder of your Trust, and by the Estate of Lacy B. Herrmann, and 2% by Aquila Investment Management LLC.

Other Information on Trustees

The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are “independent” and are not “interested persons” of your Trust, as that term is defined in the 1940 Act.  The Committee (i) selects your Trust’s independent registered public accounting firm (subject to shareholder ratification); (ii) reviews the methods, scope and results of audits and the fees charged; and (iii) considers the auditors’ comments with respect to your Trust’s financial policies, procedures and internal accounting controls and management’s responses thereto.  Selection of the independent registered public accounting firm is also ratified by the Board of Trustees. The Audit Committee held two meetings during your Trust’s most-recently completed fiscal year. The Board of Trustees has adopted a written charter for the Audit Committee.

Your Trust has a Nominating Committee, consisting of all of the non-Interested Trustees. The Nominating Committee held one meeting during the most recent completed fiscal year.  The Nominating Committee’s charter provides that, in evaluating candidates for Trustee, among other things, the Nominating Committee shall: (a) maintain an appropriate ratio between the non-Interested and Interested Trustees, in accordance with applicable laws and regulations; (b) seek Board composition providing relevant talents from a broad and diverse range of backgrounds, business and/or professional experiences and personal qualities; and (c) seek Board composition that reflects an appropriate balance by giving consideration to, where appropriate, the nominee’s state-specific knowledge, involvement and residence, as well as the nominee’s service and experience as a Trustee of any of the other funds in the Aquila Group of Funds. In evaluating the individual characteristics of a potential nominee, the Nominating Committee charter provides that the Nominating Committee shall (i) consider as Trustees people with the broad and relevant experience, sound judgment and conscientious attitude needed to discharge the duties of Trustees; (ii) consider as candidates people who have personal qualities and traits that facilitate forthright, articulate, objective and thoughtful dialogue among Trustees, management and shareholders; (iii) consider persons whose experience, background and, as appropriate, state profile can be expected to enhance investor confidence in your Trust and the stature of the Board (mutual fund trustee and/or other significant experience on other boards is desirable); (iv) seek as new Trustees those who will be capable of serving for a substantial period; and (v) seek as nominees those who will actively prepare for and participate in person in all Board meetings and related activities.  The committee considers diversity in identifying candidates but has no formal policy. The committee will consider nominees recommended by the shareholders who may send recommendations to the committee in care of the Manager at 380 Madison Avenue, Suite 2300, New York, NY  10017. Recommendations of nominees from shareholders are not treated differently than proposals from other sources. The charter of the Nominating Committee is available on your Trust’s website at www.aquilafunds.com.

The committee considered the criteria set forth in the Nominating Committee’s charter, as described above, in nominating the nominees for election or re-election, as applicable, as Trustees of your Trust.

During your Trust’s most recent completed fiscal year, the Board of Trustees held four meetings. Each current Trustee was present for at least 75% of the total number of Board meetings and meetings of committees of which such Trustee was a member.

Your Trust does not have a policy on Trustee attendance at Shareholder Meetings.  At the 2012 Annual Meeting, five Trustees were present.

Shareholder communications intended for the Board of Trustees (or one or more specified Trustees) may be sent to them in care of the Manager at the above address.

Since the beginning of your Trust’s most recently completed fiscal year, no Trustee purchased or sold more than 1% of the outstanding shares of any class of shares of the Manager or its parent or subsidiaries.

Your Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding your Trust’s business and operations as an integral part of its responsibility for oversight of your Trust. The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of your Trust. Under the overall oversight of the Board of Trustees, your Trust and the Manager and other service providers to your Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board of Trustees has a Chair who is a non-Interested Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Trust’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of your Trust (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to your Trust, such as your Trust’s independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

The Chair also participates in discussions with the Chairs of other funds in the Aquila Group of Funds, to facilitate the orderly and efficient flow of information to the trustees of such other funds.  These discussions can include risk and compliance matters as appropriate which the Chair can refer to the Board of Trustees for appropriate action, including reports by others.

The Board of Trustees recognizes that not all risks that may affect your Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve your Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of your Trust, the Manager or other service providers. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management and otherwise enhance the Board of Trustees’ oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that your Trust invests in obligations issued by the State of Arizona, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Vote Required

To be elected, each nominee must receive the affirmative votes of a plurality of the shares present in person or by proxy at the meeting at which a quorum exists.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR the election of each of the nominees.

Ratification
of Selection of
Independent Registered Public Accounting Firm

(Proposal No. 2)

Tait, Weller & Baker LLP (“TWB”), which currently serves as your Trust’s independent registered public accounting firm, has been selected by your Trust’s Audit Committee and ratified by your Board of Trustees, including a majority of the non-Interested Trustees, as your Trust’s independent registered public accounting firm for the fiscal year ending March 31, 2014. Such selection is submitted to the shareholders for ratification.

Your Trust’s fiscal year end recently changed from June 30 to March 31.  Accordingly, the following table represents fees for professional audit services rendered by TWB for the audit of your Trust’s annual financial statements, and fees billed for other services rendered by TWB, for the fiscal years ended June 30, 2011 and 2012, your Trust’s two most recent completed fiscal years for which information is currently available.

	2011	2012

Audit Fees	$18,800	$19,500
Audit related fees	0	0
Audit and audit related fees	$18,800	$19,500
Tax fees (1)	$3,400	$3,400
All other fees	0	0
Total	$22,200	$22,900
(1) Tax fees consisted of fees for tax consultation and tax compliance services.

No non-audit services were rendered to your Trust or any affiliated entity for the preceding two completed fiscal years. TWB did not perform any services during the last two completed fiscal years for your Trust’s investment adviser (the Manager) or any entity controlling, controlled by or under common control with the Manager that provides services to your Trust.

All audit and non-audit services performed by TWB on behalf of your Trust or non-audit services performed on behalf of affiliated entities within the investment company complex where such engagement relates directly to the operations and financial reporting of your Trust are pre-approved by the Audit Committee.  Services to be considered between meetings of the Audit Committee are pre-approved by a selected member of the Audit Committee in accordance with applicable regulations and subject to additional procedures established by the Audit Committee.

The Audit Committee has reviewed all services performed and fees charged by TWB and has accepted TWB’s representation that it is independent in recommending re-appointment of it for the fiscal year ending March 31, 2014.

TWB has no direct or indirect financial interest in your Trust or the Manager. It is expected that representatives of TWB will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

Approval requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of your Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of your Trust present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of your Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of your Trust’s outstanding classes of shares.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

To adopt an Amended and Restated Declaration of Trust
(Proposals No. 3A-3G)

Introduction

You are being asked to consider a number of proposals that, taken together, authorize the Board of Trustees to adopt an Amended and Restated Declaration of Trust for your Trust (the “Amended Declaration”).  Although federal law, and particularly the 1940 Act, regulates many aspects of the governance of a mutual fund, every fund also is organized as a legal entity under state law.  Your Trust is organized as a business trust under Massachusetts law, which provides a legal framework for the general powers, duties, rights and obligations of the Trustees and shareholders of your Trust but leaves the more specific powers, duties, rights and obligations to be determined by the Trustees as set forth in the Declaration of Trust.

The Amended Declaration will replace your Trust’s existing Declaration of Trust (the “Current Declaration”).  Certain of the changes to the Current Declaration identified as significant and set forth as Proposals No. 3A, 3B, 3C, 3D, 3E, and 3F, require a separate vote by the shareholders.  The remaining changes will be voted on as one proposal, Proposal No. 3G.  In addition to the changes described below, there are stylistic differences between the proposed Amended Declaration and the Current Declaration.  Shareholders are encouraged to read the Amended Declaration in full, which appears in Appendix A of this Proxy Statement.  The following summary discussion of Proposals No. 3A-3G is qualified in its entirety by reference to the Amended Declaration.

The Board of Trustees approved the Amended Declaration at a meeting of the Board held on March 2, 2013 and recommends that you authorize the Trustees to adopt it in its entirety by voting FOR each of Proposals No. 3A through 3G.  By way of background, your Trust’s current Declaration of Trust was, for the most part, drafted over 25 years ago.  If approved in its entirety, the Amended Declaration would provide your Trust with an updated governing document that would simplify administration and oversight of your Trust.    The Amended Declaration would give the Trustees more flexibility and broader authority to act than the Current Declaration.  This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow your Trust to operate in a more efficient and economical manner for your benefit.

Adoption of the Amended Declaration will not remove any of the protections afforded to you, as a shareholder, under federal law, including voting rights, or alter in any way your Trustees' existing fiduciary obligations to act with due care and in your best interest.  The 1940 Act requires a vote of shareholders of a mutual fund on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required to approve new investment advisory agreements in most cases, increases in advisory fees or 12b-1 fees, changes to fundamental investment policies, election of trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. All of these voting rights are provided under the Amended Declaration.

The Amended Declaration will not change the investment objective or investment strategies of your Trust; your Trust will be managed by the same personnel and in accordance with the same investment strategies and techniques currently being employed; and your Trust will continue to furnish the same level of services to its shareholders.

Vote Required

Approval of each of Proposals 3A-3G requires the affirmative votes of holders of more than 50% of the outstanding shares of your Trust entitled to vote, present at the Special Meeting or represented by proxy, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of your Trust’s outstanding classes of shares.

If one or more of Proposals 3A-3G is not approved by shareholders, the Board of Trustees will not include those Proposals in the Amended Declaration, and will make conforming changes to the Amended Declaration to the extent necessary to provide for internal consistency.

Future Amendments
(Proposal No. 3A)

The Current Declaration requires that any amendment to the Declaration, except to change the name of your Trust, be authorized by the vote of holders of more than 50% of the outstanding shares of your Trust entitled to vote.  Under the Amended Declaration, the majority of the Trustees may amend the Declaration without shareholder approval, provided that (a) any amendment to Article V (regarding the Trustees) requires the vote of two-thirds (2/3) of the Trustees and (b) the Trustees may not amend the Declaration to diminish or eliminate any voting rights of shareholders under the Declaration without the consent of at least a majority of shares outstanding and entitled to vote.

If this proposal is passed, the Trustees will be permitted to amend the Declaration of Trust without shareholder approval in certain circumstances. This may allow the Trustees to react quickly to future contingencies without the costs associated with obtaining shareholder approval.  The Trustees would still be required to submit a future amendment to a vote of shareholders if such a vote were required by applicable law or if the amendment diminishes or eliminates any voting rights of shareholders under the Declaration.  As under the Current Declaration, the Amended Declaration provides that shareholders generally have the power to vote (a) with respect to the merger, reorganization or sale of assets of the Trust, (b) under certain circumstances, with respect to the termination of the Trust or a series or a class of the Trust (see Proposal 3B), and (c) for the election or removal of Trustees (see Proposal 3C). These shareholder voting rights under the Amended Declaration could not be diminished or eliminated without shareholder approval.  In addition, the Trustees would have the discretion to submit any proposed amendment to the Declaration for shareholder approval at any time.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Termination
(Proposal No. 3B)

The Current Declaration generally requires shareholder approval to terminate your Trust.  The Amended Declaration provides that your Trust may be terminated (a) if such action is recommended by the vote of a majority of the Trustees, by vote of at least a majority of shares present in person or by proxy at any meeting of shareholders, provided that a quorum is present; or (b) by unanimous vote of the Trustees with notice to, but without the approval of, shareholders.

The proposed change would permit the Trustees to act quickly without the cost and delay of a shareholder meeting if the Trustees were to unanimously believe that continuation of the Trust is not in the best interests of the Trust or its shareholders, including because of regulatory conditions.  As noted above, shareholders would be required to vote on the termination of the Trust if a majority, but not all, of the Trustees recommend such termination.  In the event of a termination, the Trustees would provide notice to the shareholders that it determines to be appropriate under the circumstances.  Such notice typically would be provided in written form at least 60 days in advance of the termination.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Annual Shareholder Meetings
(Proposal No. 3C)

Although the 1940 Act and Massachusetts law do not require your Trust to hold annual meetings or to elect Trustees annually, the Current Declaration contemplates the annual election of Trustees.  The Amended Declaration clarifies that shareholders are not required to hold annual meetings or to elect Trustees annually.  This change would give the Trustees the flexibility to avoid the expense of proxy solicitation in connection with annual shareholder meetings that are not required by law.  On the other hand, the Trustees would continue to have the discretion to submit Trustee nominations for shareholder approval at any time.  Additionally, your Trustees and Management will continue to have the capability to hold non-voting meetings of shareholders on a regular basis consistent with prior practices of seeking to keep you as fully informed as possible about your Trust.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Removal of Trustees
(Proposal No. 3D)

Both the Current Declaration and Amended Declaration provide that a Trustee may be removed from office (a) with or without cause by action of the holders of the majority of shares of your Trust present in person or by proxy at any meeting of shareholders, provided that a quorum is present or (b) for cause by action of at least two-thirds (2/3) of the remaining Trustees.  The Amended Declaration also provides that a Trustee may be removed from office without cause by unanimous action of the remaining Trustees.  The proposed change would give the Trustees the flexibility to act quickly to remove a Trustee without the cost and delay of a shareholder meeting if all of the remaining Trustees believe that the action is in the best interests of shareholders.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Indemnification and Liability of Trustees, Officers and Employees
(Proposal No. 3E)

The Current Declaration provides that the Trustees shall not be liable for errors of judgment or mistakes of fact or law.  The Current Declaration also provides that no Trustee or officer shall be liable to your Trust or to any shareholder or creditor thereof or to any other person for any loss incurred by it or him solely because of the existence of a contract or transaction between your Trust and your Trust’s manager, investment adviser, administrator, underwriter or other third party.

The Amended Declaration clarifies and expands the provisions limiting the liability of Trustees, officers and employees of your Trust, as discussed below.  These proposed changes are not only intended to promote efficient and effective management of the Trust but also deemed to be desirable in order to attract and retain qualified Trustees and officers of your Trust.

The Amended Declaration explicitly provides that no current or former Trustee, officer or employee of your Trust shall be liable to your Trust or to any shareholder for any action or failure to act except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law.  Accordingly, the Amended Declaration extends to Trustees, officers and employees of your Trust the fullest protection from liability that the law allows and, in addition, requires your Trust to indemnify them to the extent permitted by law against liability and against all expenses reasonably incurred in connection with any claim, action, suit or proceeding in which the Trustee, officer or employee becomes involved as a party or otherwise by virtue of being or having been such a Trustee, director, officer, employee, or agent and against amounts paid or incurred in settlement thereof.

The Amended Declaration includes more flexible provisions with respect to the advancement of legal and other expenses to current and former Trustees.  The Current Declaration provides that expenses reasonably incurred by an indemnitee in connection with any threatened, pending or completed action, suit or proceeding shall be advanced by your Trust to the indemnittee prior to the final disposition of the proceeding upon an undertaking by or on behalf of the indemnittee to repay the advance unless it is ultimately determined that the indemnitee is entitled to indemnification, but only if one or more of the following is the case: (a) the indemnitee provides security for the undertaking, (b) your Trust is insured against losses arising out of any lawful advances, or (c) there is a determination that there is a reason to believe that the indemnitee ultimately will be found entitled to indemnification by either independent legal counsel in a written opinion or by vote of a majority of the Independent Trustees who are not parties to the proceeding.

In contrast, the Amended Declaration provides that, subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification shall be advanced by your Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification.

Both the Current Declaration and the Amended Declaration provide that Trustees may rely on the advice of counsel or other experts regarding the meaning and operation of the Declaration and, except as otherwise provided by law, shall be under no liability for any act or omission in accordance with such advice or merely failing to follow such advice. The Amended Declaration also permits the Trustees to rely in good faith on the books of account of your Trust and upon any written reports made to the Trustees by any officer appointed by them, any independent registered accounting firm, and any other party with which your Trust contracts.

The Amended Declaration provides that the appointment or designation (including in any proxy or registration statement or other document) of a Trustee as an expert on any topic or in any area, or as having experience, attributes or skills in any area, or any other appointment, designation or identification, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated, or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  The Current Declaration does not contain such a provision.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Shareholder/Derivative Actions
(Proposal No. 3F)

The Amended Declaration, as discussed below, sets forth a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to your Trust or its shareholders as a result of spurious shareholder demands and derivative actions.  The proposed changes are intended to save the time and expense of bringing a suit that the Trustees in their judgment do not believe would be in the best interests of the Trust and its shareholders.  The effect of these provisions may be to discourage suits brought in the name of the Trust by shareholders.

Under the Amended Declaration, prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on your Trust’s Trustees.  The Amended Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand.  If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of your Trust, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to prove to a court that the decision of the Trustees was not a good faith exercise of their business judgment on behalf of your Trust.

The Amended Declaration further provides that shareholders owning shares representing at least 10% of the voting power of your Trust or class of shares of your Trust must join in bringing the derivative action.  If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by your Trust in connection with the consideration of the demand, if in the judgment of the Independent Trustees, the demand was made without reasonable cause or for an improper purpose.  If a derivative action is brought in violation of the procedures required by the Amended Declaration, the shareholders bringing the action may be responsible for your Trust’s costs, including attorneys’ fees.  The Amended Declaration also requires that any direct or derivative shareholder action against or on behalf of your Trust, its trustees, officers or employees must be brought in the United States District Court for the District of Massachusetts, in Boston, Massachusetts, or if such action cannot be brought in such court, then in Massachusetts Superior Court, in Boston, Massachusetts.  In addition, shareholders have no right to jury trial for such an action.

The Current Declaration is silent about derivative actions.  The Current Declaration of Trust does, however, provide that shareholders shall have the same rights as a Massachusetts business corporation to vote on whether a lawsuit or claim should be brought derivatively or as a class action on behalf of your Trust or the shareholders thereof.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Other Changes Effected by the Amended Declaration
(Proposal No. 3G)

A vote in favor of Proposal 3G will authorize the Trustees to adopt all of the other changes to the Current Declaration, except for those specifically set forth in Proposals No. 3A-3F above.  As with the changes described in Proposals No. 3A-3F, the other changes described below are intended to simplify administration and oversight of your Trust, and to give the Trustees more flexibility and broader authority to act than the Current Declaration.  Such other changes to the Current Declaration include:

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Number of Trustees/Vacancies.  The Current Declaration gives your Trustees the discretion to select their number but requires there to be no less than three Trustees.  The Amended Declaration provides that the Board of Trustees may establish the number of Trustees without limitation.  The Amended Declaration provides that, in the event no Trustee is left on the Board, vacancies may be filled by duly elected officers of your Trust or by any other manner permitted under the 1940 Act. The Current Declaration does not contain a similar provision for such circumstance.

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Mandatory Retirement of Trustees. The Amended Declaration provides that a Trustee who has attained a mandatory retirement age or term limit established by a written policy adopted by at least two-thirds (2/3) of the Trustees, shall automatically be deemed to have retired in accordance with the terms of such policy.  The Current Declaration does not contain a similar provision.  The Amended Declaration furthermore provides that any Trustee who has become incapacitated by illness or injury as determined by at least two-thirds (2/3) of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by at least two-thirds (2/3) of the other Trustees.

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Series and Classes.  The Current Declaration of Trust has been amended over time to permit your Trust to have multiple series and classes.  In contrast, the Amended Declaration has been drafted specifically to address the operations of a multiple series trust.  Accordingly, the Amended Declaration clarifies the voting and other rights of series and classes. The Amended Declaration provides that shareholders of all series and classes of your Trust vote together, except where required by the 1940 Act to vote separately or when the Trustees have determined that a matter affects only one or more funds or classes of shares.  The Amended Declaration gives broad authority to the Trustees to establish additional series and classes and to determine the rights and preferences of the shares of the series and classes, and to change those rights and preferences from time to time.  The Amended Declaration provides that shares of a series represent an interest in that series only and not in the assets of any other series or your Trust generally.

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Issuance and Redemption of Shares/Small Accounts.  The Amended Declaration provides that your Trust may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine.  The Current Declaration generally also divides the beneficial interests of your Trust into an unlimited number of shares.  The Current Declaration provides that shareholders shall have no pre-emptive or other right to subscribe to any additional shares or other securities issued by your Trust or the Trustees, and also provides that no shareholder shall have any right to purchase or subscribe for any security of your Trust which your Trust may issue or sell, other than such right, if any, as the Trustees, in their discretion, may determine.

The Current Declaration only specifically authorizes the Trustees to cause the redemption of shares held in an account if the aggregate net asset value of such shares has been reduced by a shareholder to $500 or less upon such notice to the shareholders.  By contrast, the Amended Declaration provides that your Trust may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the Trustees from time to time. Alternately, the Amended Declaration permits your Trust to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

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The Amended Declaration additionally provides that the Trustees may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide your Trust with identification required by law, if your Trust is unable to verify the information received from the shareholder, or if a determination is made that direct or indirect ownership of shares has become concentrated in a shareholder to an extent that would disqualify your Trust as a regulated investment company under the Internal Revenue Code.

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Disclosure of Shareholder Holdings.  The Amended Declaration specifically requires shareholders, upon demand, to disclose to your Trust information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and your Trust may disclose such ownership if required by law or regulation.  The Current Declaration does not contain such a provision.

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Determination of Net Asset Value.  The Amended Declaration affords the Trustees the flexibility to from time to time prescribe such bases and times for determining the per share net asset value of the shares of your Trust and to prescribe or approve the procedures and methods for determining the value of portfolio assets as the Trustees may deem necessary or desirable.  The Current Declaration includes detailed provisions as to the manner in which the net asset value of each share of your Trust shall be calculated.  Such provisions cannot be changed without shareholder approval, although the Current Declaration also empowers the Trustees to establish other bases or times, or both for determining the net asset value of each share of your Trust in accordance with the 1940 Act.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Revisions to your Trust’s Fundamental Policies
(Proposals No. 4A-L)

Background and Reasons for the Proposals
Your Trust, like all mutual funds, is required by law to have policies governing certain investment practices that may be changed only with shareholder approval.  These policies are referred to as “fundamental.” Currently, your Trust has fundamental policies that either are not required by law or are more restrictive than the law requires.

The Board of Trustees has reviewed your Trust’s current fundamental policies and has concluded that certain policies should be revised and certain other policies should be eliminated.  At the Special Meeting, you will be asked to approve revised fundamental policies and eliminate other fundamental policies for your Trust.  The Board of Trustees recommends that you vote in favor of each of the proposals set forth below with respect to your Trust’s fundamental policies because having unduly restrictive fundamental policies may prevent the Board of Trustees from reacting quickly to events when it is in the interests of shareholders to do so.  The revised fundamental policies are expected to facilitate the management of your Trust’s portfolio and simplify the process of monitoring compliance with your Trust’s fundamental policies.

If shareholders approve Proposal 4A and Proposal 4B, your Trust will be able to invest not more than 20% of its assets in other securities, including shares of money market funds, taxable money market instruments and short-term debt securities, taxable obligations issued by the State of Arizona and other states, and other taxable obligations such as Build America Bonds, and U.S. government securities, to the extent consistent with its other investment policies and restrictions.  Your Trust would utilize money market funds, taxable money market instruments and short-term debt securities for cash management purposes and, if necessary, temporary defensive purposes.  The Manager does not immediately intend to invest in other taxable obligations if shareholders approve the proposals but it may do so in the future.

No other changes to your Trust’s current investment practices are contemplated in connection with the proposed revisions to your Trust’s fundamental policies.

Each new fundamental policy that will apply to your Trust, if approved, appears at the beginning of the discussion relating to that policy.  The current fundamental policy follows the proposed new policy.  If the proposal is to remove and not replace an existing fundamental policy, no proposed new fundamental policy is presented.

Purpose of Revising your Trust’s Fundamental Policies

The revised fundamental policies are intended to update your Trust’s policies in line with regulatory changes and industry practices, thereby providing your Trust with flexibility to respond to changing markets, new investment opportunities and future changes in applicable law. Accordingly, the policies are written and will be interpreted broadly.  For example, many of the revised policies allow the investment practice in question to be conducted to the extent permitted by the 1940 Act.  It is possible that as the financial markets continue to evolve over time, the 1940 Act and the related rules may be further amended to address changed circumstances and new investment opportunities.  It also is possible that the 1940 Act and the related rules could change for other reasons. For flexibility, the revised policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time.  This will allow your Trust to take advantage of future changes in applicable law without seeking additional costly and time-consuming shareholder approvals.

Your Trust’s investment objective is not proposed to change and shall remain the same.  That is to say that it shall continue to seek to provide as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.  As noted above, except for gaining the ability to invest not more than 20% of your Trust’s assets in other securities, including shares of money market funds, taxable money market instruments and short-term debt securities, taxable obligations issued by the State of Arizona and other states, and other taxable obligations such as Build America Bonds, and U.S. government securities, as and when deemed appropriate and desirable, no changes to your Trust’s current investment practices are contemplated in connection with the proposed revisions to your Trust’s fundamental policies.

To the extent that the Manager believes it would be appropriate for your Trust to engage in new investment practices in the future, after evaluating the consistency of such practices with your Trust’s investment objective, your Trust may be subject to additional risks.  Therefore, prior to seeking Board of Trustee approval of any such change, the Manager will seek to: (1) ascertain that the proposed investment practice is permissible based upon your Trust’s current Prospectus and Statement of Additional Information and applicable laws; (2) evaluate whether your Trust’s service providers are operationally equipped to address the relevant accounting, reporting and tax considerations associated with the proposed investment practice; and (3) evaluate the risks and rewards  of the proposed investment practice from a product management and marketing perspective.  Once these considerations have been addressed, a presentation will be provided to the Board of Trustees.  Such presentation will include an assessment by the Manager of the investment merits of the proposed investment practice and the portfolio compliance, accounting and product management considerations associated with the proposed investment practice.  The Board of Trustees will then evaluate all relevant considerations before voting on any such proposal.  Thus, before a material change may be made in your Trust’s investment practices in response to the revised policies, the Board of Trustees would need to approve such change and, if it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change and, as applicable, any additional risks.

From time to time, the Securities and Exchange Commission (“SEC”) and members of its staff, and others, issue formal or informal views on various provisions of the 1940 Act and the related rules, including through no-action letters and exemptive orders.  The revised policies will be interpreted to refer to these interpretations or modifications as they are given from time to time. Again, this will allow your Trust the flexibility to take advantage of future changes in the thinking of regulators and others without the expense and delay of seeking further shareholder approvals.  When a revised policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The effective date of the revised fundamental policies, if approved, will be determined by your Trust’s officers.

Vote Required

Approval of each of Proposals 4A - 4L requires the affirmative votes of a majority of the shares present in person or by proxy at the meeting at which a quorum exists.

Under the 1940 Act, the vote of the holders of a majority of the outstanding shares of your Trust means the vote of the holders of the lesser of (a) 67% or more of the shares of your Trust present at the Special Meeting or represented by proxy if the holders of more than 50% of such shares are so present or represented, or (b) more than 50% of the outstanding shares of your Trust, with one (1) vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of all of your Trust’s outstanding classes of shares.

If any of Proposals 4A - 4L is not approved by the shareholders, the Board of Trustees will consider what further action is appropriate with respect to such proposal(s), which could include calling another shareholder meeting.  Approval of any one of Proposals 4A-4L is not contingent upon the approval of any other proposal.  However, both Proposal 4A and Proposal 4B must be approved by shareholders in order for your Trust to have the ability to invest in money market funds.

Approval of Elimination of the Trust’s Fundamental Policy
Regarding Permitted Trust Investments
(Proposal No. 4A)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding permitted investments will be eliminated.

Current fundamental policy: Your Trust’s current fundamental policy regarding permitted investments is as follows:

The Trust invests only in certain limited securities.  The Trust cannot buy any securities other than Arizona Obligations (discussed under “investment of the Trust’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the Statement of Additional Information), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures.

Background and Reasons for the Proposal: Your Trust’s current fundamental policy permits it to invest only in Arizona Obligations.   The Trust believes that the fundamental policy may be unduly restrictive, and prevent your Trust from reacting in a timely manner to changes in the financial markets.

It is important to note, however, that your Trust has adopted a fundamental policy (which is not proposed to change), set forth in your Trust’s Prospectus, which requires your Trust, under normal circumstances, to invest at least 80% of its assets in Arizona Obligations (i.e., tax-free municipal obligations which pay interest exempt from Arizona state and regular Federal income taxes) the income paid on which will not be subject to the Alternative Minimum Tax.  This policy is in accordance with Rule 35d-1 under the 1940 Act, which requires that a fund that has a name suggesting that the fund’s distributions are exempt from federal and state income tax adopt a fundamental policy to that effect.

As noted above, your Trust’s investment objective is not proposed to change and shall remain the same.  That is to say that it shall continue to seek to provide as high a level of current income exempt from Arizona state and regular Federal income taxes as is consistent with preservation of capital.  If shareholders approve the proposal to eliminate the current fundamental policy, your Trust will have the flexibility to invest up to 20% of its portfolio in investments other than Arizona Obligations.  In particular, if shareholders approve this Proposal 4A, the Manager will be permitted to invest a portion of your Trust’s assets in taxable money market instruments and short-term debt securities and if shareholders approve this Proposal 4A and Proposal 4B, the Manager will be permitted to invest a portion of your Trust’s assets in shares of money market funds.  Your Trust would utilize money market funds, taxable money market instruments and short-term debt securities for cash management purposes and, if necessary, temporary defensive purposes.

In addition to investing in money market funds, taxable money market instruments and short-term debt securities, your Trust will have the flexibility to invest in other investments including, but not limited to, taxable obligations issued by the State of Arizona and other states, other taxable obligations such as Build America Bonds, and U.S. government securities as and when deemed appropriate and desirable.  The Manager does not immediately intend to invest in such taxable obligations if shareholders approve this proposal but it may do so in the future.  Prior to investing in such securities, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the new practice, the purpose of the new practice and, as applicable, any additional risks.

The proposed elimination of this fundamental policy is designed to afford your Trust the maximum flexibility permitted under law from time to time.  Except for gaining the ability to invest not more than 20% of your Trust’s assets in other securities, including shares of money market funds, taxable money market instruments, short-term debt securities and other taxable obligations, the proposed elimination of this fundamental policy is not expected to materially affect the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to the elimination of this fundamental policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Elimination of the Trust’s Fundamental Policy
Regarding Investments in Voting Securities, Other Investment Companies
and Certain Other Instruments
(Proposal No. 4B)

Proposed elimination of fundamental policy:  If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding restrictions in investments in voting securities, other investment companies and certain other instruments will be eliminated.

Current fundamental policy: Your Trust’s current fundamental policy regarding restrictions in investments in voting securities, other investment companies and certain other instruments is as follows:

The Trust cannot buy any voting securities, any shares of other investment companies or any warrants, puts, calls or combinations thereof, other than on Futures.

Background and Reasons for the Proposal:  Your Trustees and Management believe that the current fundamental policy is unduly restrictive.  In particular, the fundamental policy prohibits your Trust from buying shares of other investment companies, including money market funds.  The 1940 Act addresses the extent to which mutual funds may invest in other funds. Until recently, the 1940 Act generally limited these investments to relatively small percentages of fund assets such that a fund’s investments in a single investment company could not exceed 3% of the purchased investment company's outstanding voting stock and 5% of the fund's total assets and a fund’s investments in all investment companies were capped at 10% of the fund’s total assets.  Recent rule changes now permit funds to invest without limit in money market funds.

Because of the existing 1940 Act limitations and in light of the recent changes to, and exemptions from, these limitations, your Trustees and Management believe that your Trust’s existing fundamental policy is unnecessary and may be unduly restrictive. If this fundamental policy is eliminated, your Trust will be able to invest in other investment companies, including, in particular, money market funds, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and your Trust’s other investment policies.

As noted in the discussion regarding Proposal 4A, if shareholders approve Proposal 4A and this Proposal 4B, your Trust will be permitted to utilize money market funds for cash management purposes and, if necessary, for temporary defensive purposes.  This could allow your Trust to potentially obtain a higher return on cash balances if deemed desirable from a portfolio management perspective, as well as taking into account other considerations such as tax consequences.

In addition to investing in shares of money market funds, mutual funds also invest in other investment companies for a variety of other reasons. Investing in investment companies is a way to  achieve investment exposure to a particular asset class or type of investment.  When a fund invests in other funds, it bears not only its own expenses but also its proportionate share of the operating expenses of the other funds.  Except for money market funds, your Trust does not currently intend to invest in other investment companies.

The current fundamental policy also prohibits your Trust from investing in voting securities.  Voting securities include securities of other investment companies, and also include equity securities.  If this fundamental policy is eliminated, the Trust would be able to invest in equity securities to the extent consistent with its investment objective and investment strategies.  The Manager has no current intention to invest any of your Trust’s assets in equity securities.

The fundamental policy also prohibits your Trust from purchasing warrants, puts, calls or combinations thereof.  Warrants, puts and calls, which are types of derivative instruments, give a fund the right to acquire, or to sell, another security at a specified time or times or during a specified period, and, in some cases, the holder may be entitled to acquire the security at a discount to its market value. Warrants, puts and calls may be attached to another security or may trade separately.  In some cases, warrants, puts and calls may be acquired at no or little cost, particularly if acquired with another security.  Warrants, puts and calls entitle the holder to acquire or to sell a security in the future under certain circumstances.  If the circumstances do not occur, the instrument is “out of the money” or it is otherwise uneconomic for the instrument to be exercised, the instrument expires unexercised, and any purchase price for that instrument will be forfeited.  Investments in warrants, puts and calls may be considered speculative because such instruments do not represent any rights in the assets of the issuing company, nor do they entitle the holder to dividends or voting rights.  A fund may invest in warrants, puts and calls when the underlying security to which the instrument relates is expected to increase, or to decrease, in value.  Your Trust would only invest in warrants, puts and calls subject to any limitations imposed by the Board of Trustees or the Manager from time to time, as well as your Trust’s other investment policies.  The Manager has no current intention to invest any of your Trust’s assets in warrants, puts or calls.

The proposed elimination of this fundamental policy is designed to afford your Trust the maximum flexibility permitted under law from time to time. Except for investing in money market funds, the proposed elimination of this fundamental policy is not expected to materially affect the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to the elimination of this policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding the Concentration of Trust Investments

(Proposal No. 4C)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding concentration of investments will be revised to read as follows:

The Trust may not make any investment if, as a result, the Trust’s investments will be concentrated in any one industry, except as permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding concentration of investments is as follows:

The Trust has industry investment requirements.  The Trust cannot buy obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers in that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy about concentration of their investments in a particular industry or group of industries.  While the 1940 Act does not define what constitutes “concentration” in an industry, the SEC has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry constitutes concentration.  It is possible that interpretations of concentration could change in the future.

As noted above, your Trust’s current fundamental policy on concentration incorporates this 25% test. If the SEC’s interpretation of concentration were to change from its current position, your Trust would not be able to change its concentration policies without seeking shareholder approval. The proposed policy does not contain a stated percentage limitation and will be interpreted to refer to concentration as it may be permitted by the SEC from time to time.

The proposed policy also will be interpreted to permit investment without limitation in the following:  securities of the U.S. government and its agencies, or instrumentalities; tax-exempt securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any of such obligations. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates.)  Accordingly, issuers of the foregoing securities will not be considered to be members of any industry.  Your Trust may invest more than 25% of its assets in industrial development bonds under the proposed policy. In the case of an industrial development bond, if the bond is backed only by assets and revenues of a non-governmental user, then the non-governmental user would be deemed to be the sole issuer and such issuer would be subject to the 25% limit.

The proposed policy also will be interpreted to give broad authority to your Trust as to how to classify issuers within or among industries.  These interpretations and classifications may change over time and, if it is necessary or advisable, would be explained in your Trust’s Prospectus or Statement of Additional Information.  It is anticipated that your Trust will continue to follow its existing classification practices.

The proposed revisions to the fundamental policy regarding concentration of investments, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding the Lending of Trust Assets
(Proposal No. 4D)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding the lending of Trust assets will be revised to read as follows:

The Trust may lend money or other assets to the extent permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding lending of Trust assets is as follows:

The Trust cannot make loans.  The Trust cannot lend its portfolio securities.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy about lending money and other assets.  The 1940 Act does not prohibit a fund from making loans.  SEC staff interpretations, however, currently prohibit a mutual fund from lending more than one-third of its total assets, except through the purchase of debt obligations or the use of repurchase agreements.  (The SEC frequently treats repurchase agreements as loans.)

Your Trust’s current fundamental policy on lending is more restrictive than the SEC staff interpretations described above.  The revised policy will permit securities lending and the use of repurchase agreements by your Trust, and will allow your Trust to lend money and other assets, in each case to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  The revised policy will be interpreted not to prevent your Trust from purchasing or investing in debt obligations and loans.  In addition, any collateral arrangements with respect to derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.

If this proposal is approved, your Trust will be permitted by this fundamental policy to make loans of securities or money in situations and under circumstances in which it previously could not do so.  While lending securities could be a source of income to your Trust, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially.  Loans would be made, however, only when the Manager believes that the income justifies the attendant risks.  Your Trust also will be permitted by this policy to make loans of money.   Your Trust would engage in lending money or other assets only to the extent consistent with its investment objective.

If the shareholders of the Trust and shareholders of other funds in the Aquila Group of Funds approve this Fundamental Policy change (collectively, the “Funds”), the Trustees and officers of the Funds may determine it to be appropriate to seek exemptive or other relief of the SEC in order for the Funds to engage in inter-fund lending on an as-needed basis for short-term liquidity purposes.

The proposed revisions to the fundamental policy on lending, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s lending practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding Borrowing of Money
(Proposal No. 4E)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding the borrowing of money will be revised to read as follows:

The Trust may not borrow money except as permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding borrowing of money is as follows:

The Trust can borrow only in limited amounts for special purposes.  The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets.  It can mortgage or pledge its assets only in connection with such borrowings and only up to the lesser of the amounts borrowed or 5% of the value of total assets.  The Trust will not purchase any Arizona Obligations, Futures or options on Futures while it has outstanding borrowings which exceed 5% of the value of its total assets.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy governing the borrowing of money.  The 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings.  Asset coverage means the ratio of the value of the fund’s total assets, minus liabilities other than borrowings, to the aggregate amount of all borrowings.  Certain trading practices and investments, such as reverse repurchase agreements, options, futures, options on futures and forward contracts, may be considered to be borrowing and thus subject to the 1940 Act restrictions.  On the other hand, certain practices and investments may involve leverage, but are not considered to be borrowing.

Currently, your Trust’s fundamental policy limits borrowings for temporary or emergency purposes and permits such borrowing only up to 10% of total assets. In addition, your Trust’s fundamental policy permits it to mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets.  The revised policy will permit your Trust to borrow money, and to engage in trading practices that may be considered to be borrowing, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time. The revised policy will eliminate restrictions that borrowings be made only from banks and limit the purchase of securities when loans are outstanding.  The revised policy also will enable your Trust to pledge its assets and guarantee the securities of another company without limitation, subject to your Trust’s other investment policies and applicable law and interpretations.

As noted above, the revised policy will be interpreted to permit your Trust to engage in trading practices and investments that could be considered to be borrowings, such as reverse repurchase agreements, options, futures, options on futures and forward contracts.  In addition, short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the revised policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the revised policy.

If this proposal is approved, your Trust will be permitted by this fundamental policy to borrow in situations and under circumstances in which it previously could not do so.  Borrowing may cause the value of your Trust’s shares to be more volatile than if your Trust did not borrow.  This is because borrowing tends to magnify the effect of any increase or decrease in the value of portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  There also are costs associated with borrowing money, and these costs would offset and could eliminate your Trust’s net investment income in any given period.  With respect to investments in reverse repurchase agreements, your Trust would bear a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and your Trust is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which your Trust seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

As noted above, if this proposal is approved, your Trust also will be able to pledge its assets and guarantee the securities of another company without limitation, subject to your Trust’s other investment policies and applicable law and interpretations.  Pledges of assets and guarantees of obligations of others are subject to many of the same risks associated with borrowings and, in addition, are subject to the credit risk of the obligor for the underlying obligations.  To the extent that pledging or guaranteeing assets may be considered the issuance of senior securities, the issuance of senior securities is governed by your Trust’s policies on senior securities discussed in Proposal 4F.

Shareholders should note that in 1973, the SEC staff took the position in a no-action letter that a mutual fund could not pledge 100% of its assets without a compelling business reason.  In the same no-action letter, the staff stated that it was the general practice in the banking community to require less than 300% collateralization on loans.  In more recent no-action letters, including letters that address the same statutory provision of the 1940 Act (Section 17) addressed in the 1973 letter, the SEC staff has not mentioned any limitation on the amount of collateral that may be pledged to support credit obtained.  This does not mean, however, that the staff’s position on this issue has changed.

Your Trust currently intends to pledge its assets only to support its investment practices.  It is impossible to predict what the lending terms would be if or when your Trust decides to borrow money, and whether more than 300% collateral coverage would be required.  Assets used as collateral could not be sold by your Trust unless they are replaced with other appropriate assets, and, as a result, a commitment of a large portion of your Trust’s assets as collateral could impede portfolio management or your Trust’s ability to meet redemption requests or other current obligations.  In any event, your Trust would take into account any then-applicable legal guidance, would be guided by the judgment of the Board of Trustees and the Manager regarding the terms of any credit facility or arrangement, including any collateral required, and would not pledge more collateral than, in their judgment, is necessary for your Trust to obtain the credit sought.

The proposed revisions to the fundamental policy on borrowing money, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding Issuance of Senior Securities
(Proposal No. 4F)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding the issuance of senior securities will be revised to read as follows:

The Trust may not issue senior securities except as permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding issuance of senior securities is as follows:

Except in connection with borrowings, the Trust will not issue senior securities.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy about issuing “senior securities,” which are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets.  The current policy prohibits your Trust from issuing senior securities except in connection with borrowings.  Your Trust’s policy on borrowing is discussed in Proposal 4E.  The proposed policy on the issuance of senior securities, if adopted, will permit your Trust to issue senior securities to the fullest extent permitted by the 1940 Act and related interpretations or exemptive relief, as described above and as in effect from time to time.

Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities.  These include repurchase and reverse repurchase agreements, options, futures and forward contracts, provided that in each case a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party.  The proposed policy, if adopted, will not affect your Trust’s current ability to enter into these types of arrangements.  In addition, the proposed policy, if adopted, will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The proposed revisions to the fundamental policy on issuing senior securities, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding Investments in Commodities
(Proposal No. 4G)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding investments in commodities will be revised to read as follows:

The Trust may purchase or sell commodities or contracts related to commodities to the extent permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding investments in commodities is as follows:

The Trust cannot buy any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures [or] any mineral related programs or leases.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy about purchasing and selling commodities.  The 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities, such as precious metals, oil or grains and related futures contracts, or financial commodities and contracts related to financial commodities, such as currencies and, possibly, currency futures.  A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and certain commodities, especially physical commodities, may be considered to be illiquid.  The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors, including overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargo or political and regulatory developments.  These factors may have a larger impact on commodity prices and commodity-linked instruments than on traditional investments.  Certain commodities also are subject to limited pricing flexibility because of supply and demand factors.  Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. There also may be storage charges and risks of loss associated with physical commodities.

Your Trust is currently prohibited from investing in commodities or commodity contracts.  The revised policy will permit your Trust to purchase or sell commodities to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time.  For this purpose, your Trust would treat any investment in a mineral related program or lease as a commodity investment.  Accordingly, your Trust will not be restricted by the revised policy from purchasing physical or financial commodities and commodity-related instruments. Your Trust would only invest in commodities or contracts related to commodities subject to any limitations imposed by the Board of Trustees or the Manager, from time to time, as well as your Trust’s other investment policies.  It should be noted, however, that there is no current intention for your Trust to make such investments.

If your Trust were to invest in a physical commodity or a physical commodity-related instrument, the Trust would be subject to the additional risks of the particular physical commodity and its related market.  As noted above, the value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors.

It is not believed that certain financial instruments such as interest rate or stock index futures contracts are “commodities.”  In any event, the revised policy will permit investment in these types of assets, derivatives and instruments to the fullest extent permitted by the 1940 Act and related interpretations.  The revised policy also will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.

To the extent that investments in commodities are considered illiquid, your Trust will be limited in the amount of illiquid assets it may purchase. The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

The proposed revisions to this fundamental policy, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding Certain Affiliated Transactions
(Proposal No. 4H)

Proposed elimination of fundamental policy:  If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding certain affiliated transactions will be eliminated.

Current fundamental policies: Your Trust’s current fundamental policy regarding certain affiliated transactions reads as follows:

The Trust cannot purchase or hold securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Trust or its Manager who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

Background and Reasons for the Proposal: The 1940 Act prohibits certain transactions between a fund and its affiliates and limits the ability of a fund to invest in securities of affiliates.  As a registered investment company, your Trust is subject to these statutory requirements.  Accordingly, the Board of Trustees and Management believe it is unnecessary for your Trust to have a fundamental policy addressing transactions that are addressed in the 1940 Act.

It should also be noted that the SEC adopted regulations that permit funds to engage in affiliated transactions subject to certain conditions, and the SEC staff has issued interpretive guidance that also enables funds to enter into certain transactions with their affiliates.  Your Trust’s fundamental policy therefore may preclude your Trust’s ability to enter into transactions that would otherwise be permitted under applicable rules and interpretations.  Your Trust therefore is proposing to remove this policy in its entirety.

The proposed elimination of this fundamental policy, if approved, is not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to the elimination of this policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding Investments in Real Estate
(Proposal No. 4I)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding investments in real estate will be revised to read as follows:

The Trust may not purchase or sell real estate except as permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding investments in real estate is as follows:

The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy about purchasing and selling real estate. The 1940 Act does not prohibit a fund from owning real estate.  A mutual fund, however, is limited in the amount of illiquid assets it may purchase, and real estate generally is considered illiquid.  Investing in real estate may involve risks, including the risk that real estate generally is difficult to value and sell.  In addition, owners of real estate may be subject to various liabilities, including environmental liabilities.

Currently, your Trust is not permitted to purchase or hold real estate, but it is permitted to own securities that it can otherwise buy even though the issuer invests in real estate or has interests in real estate.  Your Trust currently does not intend to purchase or sell real estate.  Your Trust does, however, wish to preserve the flexibility to invest in real estate, as well as real estate-related companies and companies whose business consists in whole or in part of investing in real estate, to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, consistent with its investment program.  Accordingly, your Trust will not be restricted by the revised policy from purchasing or selling real estate even though its investment program does not currently contemplate these investments.  Consistent with the current policy, the revised policy will be interpreted not to prevent your Trust from owning securities that it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

To the extent that investments in real estate are considered illiquid, your Trust would be limited in the amount of illiquid assets it could purchase.  The current SEC staff position generally limits a fund’s holdings of illiquid securities to 15% of net assets.

The proposed revisions to this fundamental policy, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Proposal to Change the Trust’s Fundamental Policy
Regarding Restrictions on Control Investments
(Proposal No. 4J)

Proposed elimination of fundamental policy:  If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding control investments will be eliminated.

Current fundamental policy: Your Trust’s current fundamental policy regarding control investments is as follows:

The Trust does not buy for control.  The Trust cannot invest for the purpose of exercising control or management of other companies.

Background and Reasons for the Proposal: Investing for control of a company could subject your Trust to liability beyond the amount of its investment.  Your Trust could be liable to shareholders of the company, regulators and others for actions taken by your Trust or the company or on their behalf.  Your Trust does not currently intend to make control investments and would only do so if, in the judgment of the Board of Trustees or the Manager, such investment is advisable to protect the value of your Trust’s investment or where the potential for gain is believed to outweigh the associated risks.

Your Trust’s current fundamental policy relating to the exercise of control or management of issuers is believed initially to have been adopted in response to requirements imposed under certain state securities laws or other restrictions that no longer apply to your Trust and are not required by the 1940 Act. The proposed elimination of this fundamental policy, if approved, would simplify your Trust’s compliance requirements and would provide the Manager greater flexibility to invest your Trust’s assets as the Manager deems appropriate, consistent with applicable law and your Trust’s investment objective and investment policies.  Even if the policy is eliminated, there currently exist practical and legal impediments to investing for the purpose of obtaining control.

The proposed elimination of this fundamental policy, if approved, is not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to the elimination of this policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Proposal to Eliminate the Trust’s Fundamental Policy
Regarding Restrictions on Short Sales and Use of Margin
(Proposal No. 4K)

Proposed elimination of fundamental policy:  If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding short sales and the use of margin will be eliminated.

Current fundamental policy: Your Trust’s current fundamental policy regarding short sales and the use of margin is as follows:

The Trust does not sell securities it does not own or borrow from brokers to buy securities.  Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, and can pay premiums on these options.

Background and Reasons for the Proposal: A short sale involves the sale of a security that is borrowed from a broker or other institution to complete the sale.  Short sales expose a fund to the risk that the fund will be required to acquire, convert or exchange securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss to the fund.  Other risks and costs to a fund of engaging in short sales include that the fund may be required to sell securities it would otherwise retain in order to raise cash to replace the borrowed securities, thus foregoing possible gains and/or selling at inopportune times, as well as incurring transaction costs.  Under the 1940 Act, a fund is restricted from making short sales unless the sale is “against the box” and the securities sold are segregated, or the fund’s obligation to deliver the securities sold short is “covered” by segregating cash or liquid securities in an amount equal to the market value of the securities sold short.  A sale is not made “against the box” if a fund sells a security it does not own in anticipation of a decline in market price.  Losses from short sales can theoretically be unlimited, although, as noted above, under the 1940 Act, a fund is required to “cover” its exposure under any short position.

Mutual funds are not required to have a fundamental policy about engaging in short sales. Your Trustees and Management believe that this fundamental policy is unduly restrictive.  There could be circumstances in which the Manager believes that a short sale would be in your Trust’s best interests.  If this fundamental policy is eliminated, your Trust would be able to engage in short sales subject to its other investment policies and applicable law.

The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities.  The risks associated with purchasing securities on margin are generally similar to those of borrowing money.  Borrowing may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings.  Borrowed money thus creates an opportunity for greater gains, but also greater losses.  There are also costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period.

Your Trustees and Management believes that this fundamental policy is unnecessary and may be unduly restrictive. Your Trust’s ability to borrow is governed by your Trust’s policy on borrowing discussed in Proposal 4E. To the extent that purchasing securities on margin may be considered the issuance of a senior security, the issuance of senior securities would be governed by your Trust’s policy on senior securities, which is also discussed in Proposal 4F. Your Trustees and Management believe that your Trust’s investment policies and the 1940 Act’s requirements governing the purchase of securities on margin provide adequate protection.  If this fundamental policy is eliminated, your Trust would be permitted to purchase securities on margin subject to your Trust's other investment policies and applicable law.  Shareholders should note that it is the current position of the SEC staff that purchasing securities on margin by a mutual fund constitutes the issuance of a senior security that is not permitted by the 1940 Act.  This change is designed to afford your Trust the maximum flexibility permitted under law from time to time.  Your Trust does not currently intend to engage in short sales.

The proposed elimination of this fundamental policy, if approved, is not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to the elimination of this policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Approval of Changes to the Trust’s Fundamental Policy
Regarding Underwriting
(Proposal No. 4L)

Proposed fundamental policy: If the shareholders of your Trust approve this proposal, your Trust’s current fundamental policy regarding underwriting will be revised to read as follows:

The Trust may not engage in the business of underwriting the securities of other issuers except as permitted by the 1940 Act.

Current fundamental policy: Your Trust’s current fundamental policy regarding underwriting is as follows:

The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities.

Background and Reasons for the Proposal: All mutual funds are required to have a fundamental policy about engaging in the business of underwriting the securities of other issuers. The 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. The revised policy would permit your Trust to engage in the underwriting business and to underwrite the securities of other issuers to the fullest extent permitted by the 1940 Act and related interpretations, as in effect from time to time, and thus would give your Trust greater flexibility to respond to future investment opportunities, subject, of course, to your Trust’s investment objectives and strategies.

Provisions under the Securities Act of 1933, as amended (the “1933 Act”), deem certain persons to be “underwriters” if those persons purchase a security from an issuer and later sell it. If a fund is deemed to be an underwriter because it purchases a security and later resells it, it may be liable under the 1933 Act for material omissions or misstatements in an issuer’s registration statement or Prospectus. Although it is not believed that the application of any of these 1933 Act provisions would cause your Trust to be engaged in the business of underwriting, the revised policy would be interpreted not to prevent your Trust from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether your Trust were to be considered to be an underwriter under the 1933 Act.

Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. Many funds may from time to time invest in restricted securities. If those securities are registered under the 1933 Act, they may then be eligible for sale, but participating in the sale may subject the seller to underwriter liability.

The proposed revisions to this fundamental policy, if adopted, are not expected to affect materially the manner in which your Trust’s investment operations are conducted at this time, as described in your Trust’s Prospectus and Statement of Additional Information.  Before a material change is made in your Trust’s investment practices in response to this revised policy, the Board of Trustees would need to approve such change, based upon consideration of the merits of the proposed investment practices and portfolio compliance, accounting and product management considerations.  If it is necessary or advisable, your Trust’s Prospectus or Statement of Additional Information would be revised to disclose the change, the purpose of the changed practice and, as applicable, any additional risks.

The Board of Trustees of your Trust unanimously recommends that shareholders vote FOR this proposal.

Shareholder Proposals

The Trust is not required to hold meetings of shareholders each year.  Meetings will be held only when and if deemed desirable or required.  Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders must submit the proposal in writing, so that it is received by your Trust at 380 Madison Avenue, Suite 2300, New York, New York 10017 within a reasonable time before the meeting.

Other Business

Your Trust does not know of any other matter which will come up for action at the Special Meeting.  If any other matter or matters properly come up for action at the Special Meeting, including any adjournment or postponement of the Special Meeting, the proxy holders will vote the shares which your proxy card, Internet or telephone vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted.  That is, by signing and returning your proxy card or by voting by the Internet or telephone, you give the proxy holders discretionary authority as to any such matter or matters.

Appendix A

Amended and Restated Declaration of Trust

AMENDED AND RESTATED
DECLARATION OF TRUST
OF
AQUILA MUNICIPAL TRUST

THIS AMENDED AND RESTATED DECLARATION OF TRUST is made as of this [  ] day of [  ], [  ] by the Trustees hereunder;

WHEREAS, AQUILA MUNICIPAL TRUST (formerly known as TAX-FREE TRUST OF ARIZONA) was established pursuant to a Declaration of Trust (as amended to the date hereof, the “Original Declaration”) for the purposes of carrying on the business of a management investment company;

WHEREAS, the Trustees, pursuant to paragraph 12 of Article EIGHTH of the Original Declaration, are authorized to amend the Original Declaration with the vote or consent of the Shareholders as required by such Section;

WHEREAS, this Amended and Restated Declaration of Trust has been amended in accordance with the provisions of the Original Declaration in effect as of the date hereof;

NOW, THEREFORE, the Trustees and any successor Trustees elected or appointed in accordance with Article V hereof hereby declare that they will hold all cash, securities and other assets and properties, which the Trust may from time to time acquire in any manner, IN TRUST, and that they will manage and dispose of the same and manage the affairs and business of the Trust upon the following terms and conditions for the benefit of the holders from time to time of shares of beneficial interest in this Trust as hereinafter set forth.

ARTICLE I

NAME AND DEFINITIONS

Section 1.  Name.  This Trust shall be known as "Aquila Municipal Trust" and the Trustees shall conduct the business of the Trust under that name or any other name as they may from time to time determine.

Section 2.  Definitions.  Whenever used herein, unless otherwise required by the context or specifically provided, the following terms have the following respective meanings:

(a) “1940 Act" refers to the Investment Company Act of 1940 (and any successor statute) and the rules thereunder, all as amended from time to time, as may apply to the Trust or any Series or Class thereof, including pursuant to any exemptive, interpretive or other relief or guidance issued by the Commission or the staff of the Commission under such Act.

(b) "By-laws" means the By-laws of the Trust referred to in Section 6.8 hereof, as from time to time amended.

(c) "Class" means the one or more Shares (as defined below) of the Trust as may be established and designated as a Class from time to time by the Trustees pursuant to Section 4.9 hereof.

(d) “Code” means the Internal Revenue Code of 1986 (or any successor statute), as amended from time to time, and the rules and regulations thereunder, as adopted or amended from time to time.

(e) "Commission" shall have the same meaning given to such term in the 1940 Act (as defined above).

(f) "Declaration" means this Declaration of Trust as amended, supplemented or amended and restated from time to time.  Reference in this Declaration of Trust to "Declaration," "hereof," "herein," and "hereunder" shall be deemed to refer to this Declaration rather than exclusively to the article or section in which such words appear.

(g) “He,” “Him” and "His" shall include the feminine and neuter, as well as the masculine, genders.

(h) "Interested Person" shall have the same meaning given to such term in the 1940 Act.

(i) "Outstanding Shares" means those Shares (as defined below) shown from time to time on the books of the Trust or its transfer agent as then issued and outstanding, but shall not include Shares which have been redeemed, repurchased, cancelled or terminated by the Trust.

(j) "Person" means and includes natural persons, corporations, partnerships, limited partnerships, business trusts, limited liability partnerships, statutory trusts, limited liability companies, trusts, associations, joint ventures, estates, nominees and any other entity in its own or any representative capacity, whether or not legal entities, and governments and agencies and political subdivisions thereof, in each case whether domestic or foreign.

(k) “Prospectus” means the prospectus and statement of additional information with respect to the Trust or one or more Series or Classes thereof as the context shall require, as contained in the most recent effective registration statement filed with the Commission with respect to the Trust or one or more such Series or Classes thereof, as the same may be supplemented or modified from time to time in accordance with the requirements of the federal securities laws.
(l) "Series" individually or collectively means each Series of Shares as may be established and designated from time to time by the Trustees pursuant to Section 4.9(c) hereof.

(m) "Shareholder" means a record owner of Outstanding Shares.

(n) "Shares" means the units of interest into which the beneficial interest in the Trust shall be divided from time to time, including the Shares of any and all Series and Classes which may be established and designated by the Trustees, and includes fractions of Shares as well as whole Shares.

(o) "Trust" refers to the voluntary association with transferable shares established by this Declaration, as the same may be amended from time to time.

(p) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or any Series.

(q) "Trustees" means, at any time, the person or persons who have signed this Declaration and all other persons who may from time to time be duly qualified and serving as Trustees in accordance with the provisions of Article V hereof, in each case if they shall at that time continue in office in accordance with the terms hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in his capacity or their capacities as Trustees hereunder.

ARTICLE II

NATURE AND PURPOSE OF TRUST

The Trust set forth in this instrument shall be deemed made in the Commonwealth of Massachusetts, and it is created under and is to be governed by and construed and administered according to the laws of said Commonwealth as a voluntary association with transferable shares (commonly known as a business trust) of the type referred to in Chapter 182 of the General Laws of the Commonwealth of Massachusetts.  The Trust is not intended to be, shall not be deemed to be, and shall not be treated as, a general or a limited partnership, joint venture, corporation or joint stock company, nor shall the Trustees or Shareholders or any of them for any purpose be deemed to be, or be treated in any way whatsoever as though they were, liable or responsible hereunder as partners or joint venturers.  The purpose of the Trust is to engage in, operate and carry on the business of an open-end management investment company through one or more Series, and to do any and all acts or things as are necessary, convenient, appropriate, incidental or customary in connection therewith and without limiting the foregoing or the other provisions hereof, the Trust may exercise all powers which are ordinarily exercised by a Massachusetts business trust.

ARTICLE III

REGISTERED AGENT; PRINCIPAL PLACE OF BUSINESS

The name of the registered agent of the Trust is United Corporate Services, Inc. at its office at 9 Crestway Road, East Boston, Massachusetts 02128.  The principal place of business of the Trust is 380 Madison Avenue, Suite 2300, New York, New York 10017.  The Trustees may, from time to time, change the registered agent of the Trust and the principal place of business of the Trust.

ARTICLE IV

BENEFICIAL INTERESTS; SHAREHOLDERS

Section 4.1.    Shares of Beneficial Interest.   The beneficial interest in the Trust shall be divided into such Shares of beneficial interest, of such Series or Classes, and of such designations and par values (if any) and with such rights, preferences, privileges, limitations, restrictions and such other relative terms as shall be determined by the Trustees from time to time.  The number of Shares is unlimited.  The Trustees shall have full power and authority to take such action with respect to the Shares as the Trustees may deem desirable.

Section 4.2.  Issuance of Shares.  (a)   Shares may be issued from time to time to such Persons (including, without limitation, any Trustee, officer, or agent of the Trust or any Person in which a Trustee, officer or agent of the Trust has an interest) either for cash or for such other consideration (which may be in any one or more instances a certain specified consideration or certain specified considerations) and on such terms as the Trustees, from time to time, may deem advisable, and the Trust may, in connection with an issuance of Shares, acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities), and all Shares so issued hereunder, including without limitation Shares issued in connection with a dividend in Shares or a split or reverse split of Shares, shall be fully paid and nonassessable.  Notwithstanding the foregoing, the Trust shall have the right to refuse to issue Shares to any Person at any time and without any reason therefor whatsoever.

(b)  The Trust may issue Shares in fractional denominations to the same extent as its whole Shares, and Shares in fractional denominations shall be Shares having proportionately to the respective fractions represented thereby all the rights of whole Shares, including, without limitation, the right to vote, the right to receive dividends and distributions and the right to participate upon termination of the Trust.

(c)   Any Shares issued by the Trust which have been purchased, redeemed or otherwise reacquired by the Trust shall be retired automatically and shall have the status of unissued Shares.

           Section 4.3  Rights of Shareholders.  The ownership of the Trust Property of every description and the right to conduct any business herein described is vested exclusively in the Trustees.  The Shareholders shall have no right or title in or to the Trust Property or to call for any partition or division of any property, profits, rights or interests of the Trust or any Series thereof and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares.  The death, incapacity, dissolution, termination, or bankruptcy of a Shareholder during the continuance of the Trust shall neither operate to terminate the Trust or any Series thereof nor entitle the representative of any such Shareholder to an accounting or to take any action in court or elsewhere against the Trust, any Series thereof or the Trustees, but shall entitle such representative only to the rights of said Shareholder under this Declaration.  Neither the Trust nor the Trustees, nor any officer, employee or agent of the Trust shall have any power to bind personally any Shareholder, or to call upon any Shareholder for the payment of any sum of money or assessment whatsoever other than such as the Shareholder may at any time personally agree to pay, provided however that any sales loads or charges, redemption fees, account fees or any other fees or charges not prohibited as charges to Shareholders under applicable law shall not be deemed to be an assessment for the purposes of this Declaration.  The Shares shall be personal property giving only the rights specifically set forth in this Declaration.  The holders of Shares shall not, as such holders, have any right to acquire, purchase or subscribe for any Shares or securities of the Trust that it may hereafter issue or sell, or have any preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine from time to time.  Every Shareholder, by virtue of purchasing Shares and becoming a Shareholder, shall be held to have expressly assented and agreed to the terms of this Declaration and shall be bound thereby.

Section 4.4.  Ownership and Transfer of Shares; Small Accounts.  (a)  The ownership and transfer of Shares shall be recorded on the books of the Trust or, if there is a transfer or similar agent with respect to such Shares, on the books and records of such transfer or similar agent with respect to such Shares, which records shall be maintained separately for the Shares of each Series or Class of the Trust.  No certificates representing the ownership of Shares shall be issued except as the Trustees may otherwise determine from time to time.  The Trustees may make such rules or impose such restrictions as they consider necessary or appropriate for the issuance of Share certificates, transfer of Shares and similar matters.  The record books of the Trust, as kept by the Trust or any transfer or similar agent of the Trust, shall be conclusive as to who are the holders of Shares and as to the number of Shares held from time to time by each Shareholder.  No

Shareholder shall be entitled to receive any payment of a dividend or distribution, or to have notice given to him as provided herein or in the By-laws, until he has provided such information as shall be required to the Trust or, as applicable, the Trust’s transfer or similar agent with respect to his Shares.

(b)  In the event any certificates representing Outstanding Shares are at any time outstanding, the Trustees may at any time or from time to time determine that Shares shall no longer be represented by certificates, and in connection therewith, upon written notice to any Shareholder holding certificates representing Outstanding Shares, such certificates shall be cancelled, provided that such cancellation shall not affect the ownership by such Shareholder of such Shares, and following such cancellation, ownership and transfer of such Shares shall be recorded by book entry on the books of the Trust or its transfer or similar agent.

(c)  The Trustees may establish, from time to time, one or more minimum investment amounts for Shareholder accounts, which may differ within and among any Series or Classes, and may impose account fees on (which may be satisfied by involuntarily redeeming the requisite number of Shares in any such account in the amount of such fee), and/or require the involuntary redemption of Shares held in, those accounts the net asset value of which for any reason falls below such established minimum investment amounts, or may authorize the Trust to convert any such Shares in such account to Shares of another Class or Series, or take any other such action with respect to minimum investment amounts as may be deemed necessary or appropriate by the Trustees, in each case upon such terms as shall be established by the Trustees.

Section 4.5.  Voting by Shareholders.   (a)  Shareholders shall not have the power to vote on any matter except: (i) for the election or removal of Trustees to the extent and as provided in Article V hereof, (ii) with respect to the termination of the Trust or a Series or Class thereof to the extent and as provided in Section 10.1 hereof, (iii) with respect to any merger, reorganization, consolidation or sale of assets to the extent and as provided in Section 10.2 hereof, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 11.1 hereof, and (v) with respect to such additional matters relating to the Trust as may be required by law or as the Trustees may consider and determine necessary or desirable.

(b)  As determined by the trustees without the vote or consent of Shareholders, on any matter submitted to a vote of Shareholders each whole Share or fractional Share outstanding on the record date shall entitle the holder thereof to a number of votes as to any matter on which the Shareholder is entitled to vote equal to the number of United States dollars representing the net asset value of the Share or fractional Share determined as of the close of business on the record date.  There shall be no cumulative voting in the election of Trustees or on any other matter submitted to a vote of the Shareholders.  Shares may be voted in person or by proxy.  Until Shares of the Trust or any Series or Class are issued, the Trustees may exercise all rights of Shareholders of the Trust or such Series or Class and may take any action required or permitted by law, this Declaration or the By-laws of the Trust to be taken by Shareholders of the Trust, such Series or Class.

Only Shareholders who are owners of record on the books of the Trust on the applicable record date will be entitled to vote on a matter.  For the avoidance of doubt, the Trust shall be entitled to rely on any vote cast by a Shareholder, and may assume, without any further or independent investigation, that a vote cast by a Shareholder that holds of record Shares on behalf of one or more beneficial owners of Shares was taken in accordance with all applicable laws and regulations governing the relationship between the Shareholder and its beneficial owners and/or any contractual provision or other arrangement with any beneficial owner of Shares holding through such Shareholder.

(c)  On any matter submitted to a vote of the Shareholders of the Trust, all Shares of all Series and Classes then entitled to vote shall be voted together, except that (i) when required by the 1940 Act to be voted by individual Series or Class, Shares shall be voted by individual Series or Class, and (ii) when the Trustees have determined that the matter affects only the interests of Shareholders of one or more Series or Classes, only Shareholders of such one or more Series or Classes shall be entitled to vote thereon.

Section 4.6.  Meetings.   Meetings of the Shareholders of the Trust or any one or more Series or Classes thereof may be called and held from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.  The Trustees may set in the By-laws provisions relating to the calling and holding of meetings (including the holding of meetings by electronic or other similar means), notice of meetings, record dates, place of meetings, conduct of meetings, voting by proxy, postponement or adjournment of meetings and related matters.

Section 4.7.  Quorum and Action.   (a) The holders of Outstanding Shares entitled to vote and present in person or by proxy representing one-third of the voting power of the Trust shall constitute a quorum at any meeting of the Shareholders, except that where pursuant to any provision of law, the Declaration or the By-laws a vote shall be taken by individual Series or Class then Outstanding Shares entitled to vote and present in person or by proxy representing one-third of the voting power of that Series or Class shall be necessary to constitute a quorum for the transaction of business by that Series or Class.  If a quorum is present when a duly called and held meeting is convened, the Shareholders present may continue to transact business until adjournment, even though the withdrawal of a number of Shareholders originally present leaves less than the proportion or number otherwise required for a quorum .

(b)  The Shareholders shall take action by the affirmative vote of the holders of Shares representing a majority, except in the case of the election of Trustees which shall only require a plurality, of votes cast at a meeting of Shareholders at which a quorum is present, except as may be otherwise required by applicable law or any provision of this Declaration or the By-laws.

Section 4.8.  Action by Written Consent in Lieu of Meeting of Shareholders.   Any action required or permitted to be taken at a meeting of the Shareholders may be taken, if so directed by the Trustees, without a meeting by written action executed by Shareholders, as of a record date specified in accordance with the By-Laws, holding not less than the minimum voting power that would have been necessary to take the action at a meeting, assuming that all of the Shareholders entitled to vote on that action were present and voting at that meeting.  The written action shall be effective when it has been executed by the requisite number of Shareholders and delivered to the Secretary of the Trust, unless a different effective time is provided in the written action.  Such a consent may be executed and delivered by electronic means in accordance with any procedures that may be adopted by the Trustees from time to time.

Section 4.9.  Series and Classes of Shares.

(a)  Series.   The current Series of  the Trust are set forth on Schedule A hereto.  The Trustees may from time to time authorize the division of Shares into additional Series.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of any Series shall be established and designated by the Trustees, and may be modified by the Trustees from time to time, upon and subject to the following provisions:

(i)  Subject to variations between Classes of Shares of a Series, all Shares shall be identical except that there may be such variations as shall be fixed and determined by the Trustees from time to time between different Series, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, redemptions, redemption fees, conversions and exchanges, and special and relative rights as to dividends and on liquidation, and each Series shall have such business purpose or investment objective as shall be determined by the Trustees.  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined below) are allocated to such Series).  All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Series as the context may require.

(ii)  The number of authorized Shares of each Series and the number of Shares of each Series that may be issued shall be unlimited.  The Trustees may divide or combine any issued or unissued Shares of any Series into a greater or lesser number; classify or reclassify any issued or unissued Shares into one or more Series; terminate any one or more Series to the extent and as provided in Section 10.1 hereof; change the name of a Series; and take such other action with respect to the Series as the Trustees may deem desirable.

(iii)   All consideration received by the Trust for the issue or sale of Shares of a particular Series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be (collectively, the “Assets”), shall irrevocably belong to that Series for all purposes, subject only to the rights of creditors of such Series, and shall be so recorded upon the books of the Trust.  Such Assets, together with any General Assets (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Assets belonging to" that Series.  In the event that there are any assets, income, earnings, profits or proceeds thereof, funds or payments which are not readily identifiable as Assets belonging to any particular Series (collectively, the "General Assets"), the Trustees shall allocate such General Assets to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Assets allocated to a particular Series shall be Assets belonging to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all Series for all purposes.  Separate and distinct records shall be maintained for each Series and the Assets belonging to each Series shall be held and accounted for in such separate and distinct records separately from the Assets belonging to all other Series and the General Assets of the Trust not allocated to such Series.

(iv)  The Assets belonging to a particular Series shall be charged with the debts, liabilities and obligations of the Trust in respect of that Series and with all expenses, costs, charges and reserves attributable to that Series, including organizational expenses related to that Series (collectively, the “Liabilities”), which Liabilities shall be recorded upon the books of the Trust.  Such Liabilities together with any General Liabilities (as hereinafter defined) allocated to that Series as provided in the following sentence, are herein referred to as "Liabilities belonging to" that Series.  In the event there are any debts, liabilities, obligations, expenses, costs, charges or reserves of the Trust that are not readily identifiable as belonging to any particular Series (collectively, the "General Liabilities"), the Trustees shall allocate and charge such General Liabilities to and among any one or more of the Series created from time to time in such manner and on such basis as they deem fair and equitable; and any General Liabilities so allocated to a particular Series shall belong to that Series.  Each such allocation by the Trustees shall be conclusive and binding upon all concerned for all purposes.  Without limiting the foregoing, but subject to the right of the Trustees to allocate General Liabilities as herein provided, the Liabilities belonging to a particular Series shall be enforceable only against the Assets belonging to such Series and not against the assets of the Trust generally or against the Assets belonging to any other Series, and none of the General Liabilities incurred, contracted for or otherwise existing with respect to the Trust generally or any Liabilities incurred, contracted for or otherwise existing with respect to any other Series shall be enforceable against the Assets belonging to such Series.  Any person extending credit to, contracting with or having any claim against any Series may look only to the Assets belonging to that Series to satisfy or enforce any Liability belonging to that Series.  No Shareholder or former Shareholder of any Series, in such capacity, shall have a claim on or any right to any Assets belonging to any other Series.

(b)  Classes.   The current Classes are set forth on Schedule B hereto with respect to those Series identified on such Schedule.  The Trustees may from time to time authorize the division of Shares of the Trust or any Series thereof into additional Classes.  The relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class shall be established and designated by the Trustees and may be modified by the Trustees from time to time.  All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and not prohibited by the 1940 Act, including, without limitation, as to qualifications for ownership, minimum purchase amounts, minimum account size, purchase price, fees and expenses, right of redemption, and the price, terms and manner of redemption, conversion and exchange rights and features and special and relative rights as to dividends and on liquidation.  The number of authorized Shares of each Class and the number of Shares of each Class that may be issued shall be unlimited.  The Trustees may divide or combine the issued or unissued Shares of any Class into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class into one or more Classes; combine two or more Classes of a Series into a single Class of such Series; terminate any one or more Classes of Shares to the extent and as provided in Section 10.1 hereof; change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.  To the extent necessary or appropriate to give effect to the preferences and special or relative rights and privileges of any Classes, the Trustees may allocate assets, liabilities, income and expenses of a Series to a particular Class of that Series or apportion the same among two or more Classes of that Series.  All references to Shares in this Declaration shall be deemed to include references to Shares of any or all Classes as the context may require.

(c)   Establishment and Designation of Series and Classes   The establishment and designation of any Series or Class of Shares shall be made either by the vote of a majority of the Trustees or upon the execution by a majority of the Trustees of an instrument, in each case setting forth such establishment and designation, the effective date of such establishment and designation and the relative rights, preferences, privileges, limitations, restrictions and other relative terms of such Series and/or Class, whether directly in such resolution or instrument or by reference to one or more documents or instruments outside this Declaration and outside the resolutions, as the same may be in effect from time to time, including any Prospectus relating to such Series or Class.  Any such instrument executed by a majority of the Trustees, or, with respect to an establishment and designation made by vote of the Trustees, an instrument setting forth such resolutions and certified by either the Secretary or an Assistant Secretary of the Trust (in each case, a "Designation"), shall further be filed in accordance with the provisions of Section 11.2 hereof.  Additions or modifications to a Designation shall be made in the same manner as is permitted for the establishment and designation of such Series or Class.

Section 4.10.  Disclosure of Shareholder Holdings.  The holders of Shares or other securities of the Trust shall upon demand disclose to the Trust in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the Code; to comply with the requirements of any other law or regulation; or as the Trustees may otherwise decide, and ownership of Shares may be disclosed by the Trust if so required by applicable law or as the Trustees may otherwise decide.

Section 4.11.  Access to Trust Records.  Shareholders shall only have such right to inspect the records, documents, accounts and books of the Trust as are granted to shareholders under the Massachusetts Business Corporation Act.

Section 4.12.  Communications with Shareholders.  Any notices, reports, statements, or communications with Shareholders of any kind required under this Declaration, including any such communications with Shareholders or their counsel or other representatives required under Section 9.8 hereof, or otherwise made by the Trust or its agents on behalf of the Trust shall be governed by the provisions pertaining thereto in the By-laws.

ARTICLE V

THE TRUSTEES

Section 5.1.  Management of the Trust.   The business and affairs of the Trust shall be managed under the direction of the Trustees, and they shall have all powers necessary and desirable to carry out that responsibility, including, without limitation, those powers described more fully in Article VI hereof.

Section 5.2.  Qualification and Number.   Each Trustee shall be a natural person.  A Trustee need not be a citizen of the United States or a resident of the Commonwealth of Massachusetts.  By a majority vote or consent of the Trustees as may then be in office, the Trustees may from time to time establish the number of Trustees.  No decrease in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his term, but the number of Trustees may be decreased in conjunction with the removal of a Trustee pursuant to Section 5.4 hereof.

Section 5.3.  Term and Election.   Except as provided in Section 5.4 below, each Trustee shall hold office until the next meeting of Shareholders called for the purpose of considering the election or re-election of such Trustee or of a successor to such Trustee, and until his successor, if any, is elected, qualified and serving as a Trustee hereunder.  Any Trustee vacancy may be filled by the affirmative vote or consent of a majority of the Trustees then in office, except as prohibited by the 1940 Act, or, if for any reason there are no Trustees then in office, vacancies may be filled by the officers of the Trust elected pursuant to Section 6.2(b)(iii) hereof, or may be filled in any other manner permitted by the 1940 Act.

Section 5.4.  Resignation, Retirement and Removal.   Any Trustee may resign or retire as a Trustee by an instrument in writing signed by him and delivered or mailed to the Chair, if any, the President or the Secretary, and such resignation or retirement shall be effective upon such delivery, or at a later date according to the terms of the instrument.  Any Trustee who has attained a mandatory retirement age or term limit established pursuant to, or who is otherwise required to retire in accordance with, any written policy adopted from time to time by at least two-thirds (2/3) of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and any Trustee who has become incapacitated by illness or injury as determined by at least two-thirds (2/3) of the other Trustees or declared incompetent by a court of appropriate jurisdiction, may be retired by written instrument signed by at least two-thirds (2/3) of the other Trustees.  Except as aforesaid, any Trustee may be removed from office only (i) with or without cause by action of the Shareholders of the Trust as provided in Section 4.7 hereof or (ii) with cause by the action of at least two-thirds (2/3) of the Trustees whose removal is not proposed or (iii) without cause by the unanimous action of the Trustees whose removal is not proposed, specifying the date when such removal shall become effective.  Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning, retiring or removed Trustee shall have any right to any compensation for any period following his resignation, retirement or removal, or any right to damages on account of such resignation, retirement or removal.

Section 5.5.  Vacancies.   The death, resignation, retirement, removal, or incapacity of one or more of the Trustees, or all of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of this Declaration.  Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided herein, or the number of Trustees as fixed is reduced, the Trustees in office, regardless of their number, shall have all the powers granted to the Trustees, and during the period during which any such vacancy shall occur, only the Trustees then in office shall be counted for the purposes of the existence of a quorum or any action to be taken by such Trustees.

Section 5.6.   Ownership of Assets of the Trust.  The assets of the Trust shall be held separate and apart from any assets now or hereafter held in any capacity other than as Trustee hereunder by the Trustees or any successor Trustees.  All right, title and interest in the assets of the Trust shall at all times be considered as automatically vested in the Trustees as shall be from time to time in office.  Upon the resignation, retirement, removal, incapacity or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees.  Such vesting and cessation of title shall be effective without the execution or delivery of any conveyancing or other instruments.  No Shareholder shall be deemed to have a severable ownership in any individual asset of the Trust or any Series thereof or any right of partition or possession thereof.

ARTICLE VI

POWERS OF TRUSTEES

           Section 6.1.  General Powers.  The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust but with full powers of delegation, except as may otherwise be expressly prohibited by this Declaration.  The Trustees shall have the power to direct the business and affairs of the Trust and carry on the Trust's operations and maintain offices both within and outside the Commonwealth of Massachusetts, and to do or authorize all such other things and execute or authorize the execution of all such instruments as they deem necessary, proper or desirable in order to promote the interests of the Trust.  With respect to any power or authority of the Trustees hereunder, whether stated or implied, the Trustees shall have all further powers and authority as may be necessary, incidental, relative, conducive, appropriate or desirable for the accomplishment, carrying out or attainment of any action authorized by the Trustees.  In construing the provisions of this Declaration, the presumption shall be in favor of a grant of power to the Trustees.  Without limiting the foregoing, the Trustees shall have power and authority to operate and carry on the business of an investment company and the Trustees shall exercise all the powers as are necessary, convenient, appropriate, incidental or customary in connection therewith and may exercise all powers which are ordinarily exercised by the trustees of a business trust.  The enumeration of any specific power herein shall not be construed as limiting the aforesaid general powers.  Whenever in this Declaration the Trustees are given authority to act on behalf of the Trust or to direct, authorize or cause the Trust to take any action, such power and authority shall apply, mutatis mutandis, to any action of the Trust on behalf of any Series or Class.

           Section 6.2.   Certain Specific Powers   (a) Investments.   The Trustees shall not in any way be bound or limited by present or future laws, rules, regulations, or customs in regard to investments by fiduciaries, but shall have full authority and power to authorize the Trust to make, invest and reinvest in, to buy or otherwise acquire, to hold, for investment or otherwise, to borrow, to sell, terminate, exercise or otherwise dispose of, to lend or to pledge, to write, enter into, engage, trade or deal in any and all investments or investment strategies as they may deem proper at any time and from time to time to accomplish the purpose of the Trust or any Series thereof.  In furtherance of, and in no way limiting, the foregoing, the Trustees shall have power and authority to authorize the Trust:

(i)  to exercise powers and rights of subscription or otherwise which in any manner arise out of ownership of securities or other assets;

(ii)  to hold any security or property in a form not indicating any trust, whether in bearer, unregistered or other negotiable form or either in the Trust's name or in the name of a custodian or a nominee or nominees;

(iii)  to exercise all rights, powers and privileges of ownership or interest in all securities and other assets included in the Trust Property, including the right to vote thereon and otherwise act with respect thereto and to do all acts for the preservation, protection, improvement and enhancement in value of all such assets;

(iv)  to acquire (by purchase, lease or otherwise) and to hold, use, maintain, develop and dispose of (by sale or otherwise) any property, real or personal, tangible or intangible, including cash, securities, currencies, any commodities, and any interest therein;

(v)  to borrow money for any purpose and in this connection issue notes or other evidence of indebtedness;

(vi)  to secure borrowings by mortgaging, pledging or otherwise subjecting as security all or any portion of the Trust Property;

(vii)   to endorse, guarantee, or undertake the performance of any obligation or engagement of any other Person;

(viii)   to lend money or any other Trust Property;

(ix)   to aid by further investment any corporation, company, trust, association or firm, any obligation of or interest in which is included in the Trust Property or in the affairs of which the Trustees have any direct or indirect interest;

(x)  to guarantee or become surety on any or all of the contracts, stocks, bonds, notes, debentures and other obligations of any such corporation, company, trust, association or firm;

(xi)   to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security or property of which is held in the Trust;

(xii)  to consent to any contract, lease, mortgage, purchase, or sale of property by such corporation or issuer;

(xiii)  to pay calls or subscriptions with respect to any security held in the Trust; and

(xiv)  to join with other security holders in acting through a committee, depositary, voting trustee or otherwise, and in that connection to deposit any security with, or transfer any security to, any such committee, depositary or trustee, and to delegate to them such power and authority with relation to any security (whether or not so deposited or transferred) as the Trustees shall deem proper, and to agree to pay, and to pay, such portion of the expenses and compensation of such committee, depositary or trustee as the Trustees shall deem proper.

(b)  Additional Powers.  The Trustees shall have the power and authority on behalf of the Trust:

(i)  to employ, engage or contract with, or make payments to, such Persons as the Trustees may deem desirable for the transaction of the business of the Trust or any Series thereof, including, without limitation, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member, whether as agents or independent contractors of the Trust or any Series thereof, or as delegates of the Trustees, officers, or any other Person who may be involved with the management of the business affairs of the Trust or any Series thereof, to have such titles, and such rights, powers and duties as the Trustees may determine from time to time, and to terminate any such employment, engagement or contract or other relationship;

(ii)  to authorize the Trust to enter into joint ventures, partnerships and any other combinations or associations;

(iii)  to elect and remove such officers as they consider appropriate;

(iv)  to authorize the Trust to indemnify any person with whom the Trust has dealings, including, without limitation, any investment adviser or sub-adviser, distributor, administrator or sub-administrator, custodian or sub-custodian, transfer agent or sub-transfer agent, selected dealers, other agents or independent contractors to such extent as the Trustees shall determine;

(v)  to authorize the Trust to purchase, and pay for out of Trust Property, (A) insurance policies insuring the Shareholders, Trustees, officers, employees and any other  Persons, including, without limitation, any agents, investment advisers or sub-advisers, distributors, administrators or sub-administrators, transfer agents or sub-transfer agents, selected dealers or independent contractors of the Trust, against any or all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity whether or not the Trust would have the power to indemnify such Person against such liability, (B) insurance for the protection of Trust Property, (C) insurance as may be required by applicable law, or (D) such other insurance as the Trustees shall deem advisable, in each case as the Trustees shall determine;

(vi)  to authorize the Trust to establish pension, profit-sharing, share purchase, deferred compensation and other retirement, incentive and benefit plans, including the purchasing of life insurance and annuity contracts as a means of providing such retirement and other benefits, for any Trustees, officers, employees and agents of the Trust;

(vii)  to authorize the Trust to guarantee indebtedness or contractual obligations of others;

(viii)  to determine and change the fiscal year of the Trust or any Series therein and the method by which its accounts shall be kept;

(ix)  to adopt a seal for the Trust, but the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust; and

(x)  to engage in any other lawful act or activity in connection with or incidental to any of the powers enumerated in this Declaration, to do everything necessary, suitable or proper for the accomplishment of any purpose or the attainment of any object or the furtherance of any power herein set forth, either alone or in association with others, and to do every other act or thing incidental or appurtenant to or growing out of or connected with the aforesaid business or purposes, objects or powers.

(c)  The foregoing enumeration of the powers and authority of the Trustees shall be read as broadly and liberally as possible, it being the intent of the foregoing in no way to limit the Trustees’ powers and authority.

Section 6.3.  Issuance and Repurchase of Shares.  The Trustees shall have the power to authorize the Trust to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and in any options, warrants or other rights to purchase Shares or any other interests in the Trust other than Shares.

Section 6.4.   Delegation; Committees.  The Board of Trustees shall have power to delegate from time to time to one or more of its Trustees or to officers, employees, agents or independent contractors of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Board of Trustees may deem expedient, except to the extent such delegation is prohibited by applicable law.  Without limiting the foregoing, and notwithstanding any provisions herein to the contrary, the Board of Trustees may by resolution appoint committees consisting of one or more, but less than the whole number of, Trustees then in office and such other members as the Board of Trustees shall approve, which committees may be empowered to act for and bind the Trustees and the Trust, as if the acts of such committees were the acts of all the Trustees then in office.  Each committee shall have such powers and authority as shall be authorized by the Board of Trustees, and may fix its own rules and procedures, and adopt its own charter, in each case subject to approval by the Board of Trustees.  The Board of Trustees may abolish any such committee or rescind any action of any committee at any time in its sole discretion.  Any committee to which the Board of Trustees delegates any of its powers shall maintain records of its meetings and shall report its actions to the Board of Trustees.

Section 6.5.  Collection and Payment.  The Trustees shall have the power to authorize the Trust or its agents to:  collect all money or other property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, arbitrate, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any money or other property is owed to the Trust; and to enter into releases, agreements and other instruments; but the Trustees shall have no liability for failing to authorize any of the foregoing.

Section 6.6.  Expenses.  The Trustees shall have the power to authorize the Trust to incur and pay any expenses which, in the opinion of the Trustees, are necessary or incidental to carry out any of the purposes of this Declaration, to pay compensation from the funds of the Trust to themselves as Trustees and to reimburse themselves from the funds of the Trust for their expenses and disbursements.  The Trustees shall fix the compensation of all officers, employees and Trustees.

Section 6.7.  Manner of Acting.  Except as otherwise provided herein, under applicable law or in the By-laws, any action to be taken or determination made by the Trustees may be taken or made by a majority of the Trustees present at a meeting of Trustees (a quorum being present), including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by unanimous written consent of the Trustees then in office.  Any such action or determination may be made by reference to one or more documents or instruments or policies or procedures outside this Declaration and outside the resolutions of the Trustees.  Except as set forth specifically in this Declaration, any action that may be taken by the Trustees may be taken by them in their sole discretion and without the vote or consent of Shareholders.

Section 6.8.  By-laws.  The Trustees may adopt By-laws not inconsistent with this Declaration to provide for the conduct of the business of the Trust and shall have the exclusive power to amend or repeal such By-laws.

Section 6.9.  Principal Transactions.  Except in transactions not permitted by the 1940 Act, the Trustees may authorize the Trust to buy any securities or other assets from or sell or lend any securities or other assets of the Trust to, any affiliate of the Trust or any account managed by an affiliate of the Trust, any Trustee or officer of the Trust or any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with any investment adviser (or sub-adviser), distributor, administrator (or sub-administrator), custodian (or sub-custodian), transfer agent or (sub-transfer agent) or affiliate of the Trust or any account managed by an affiliate of the Trust.

Section 6.10.  Effect of Trustees' Determination.  Any action taken or determination made by or pursuant to the direction of the Trustees in good faith and consistent with the provisions of this Declaration shall be final and conclusive and shall be binding upon the Trust, every holder at any time of Shares and any other Person.

ARTICLE VII

SERVICE PROVIDERS

Section 7.1.  Investment Adviser and Administrator.  The Trust may enter into contracts with one or more Persons, to act as investment adviser, investment sub-adviser, manager, administrator, sub-administrator or other agent to the Trust or Series, and as such to perform such functions as the Trustees may deem reasonable and proper, including, without limitation, investment advisory, management, research, valuation of assets, clerical and administrative functions, under such terms and conditions, and for such compensation, as the Trustees may deem advisable.  The Trustees may also authorize any adviser or sub-adviser to employ one or more sub-advisers from time to time and any administrator to employ one or more sub-administrators from time to time, upon such terms and conditions as shall be approved by the Trustees.

Section 7.2.  Underwriter; Transfer Agent; Shareholder Servicing Agent; Custodian.  The Trust may enter into a contract or contracts with one or more Persons to act as underwriters, distributors or placement agents whereby the Trust may either agree to sell Shares of the Trust or any Series or Class to the other party or parties to the contract or appoint such other party or parties its sales agent or agents for such Shares and with such other provisions as the Trustees may deem reasonable and proper, and the Trust may from time to time enter into transfer agency, sub-transfer agency and/or shareholder servicing contract(s), in each case with such terms and conditions, and providing for such compensation, as the Trustees may deem advisable.

All securities and cash of the Trust shall be held pursuant to a written contract or contracts with one or more custodians and subcustodians or shall otherwise be held in accordance with the 1940 Act.

Section 7.3.  Parties to Contract.  Any contract of the character described in this Article VII may be entered into with any Person, including, without limitation, the investment adviser, any investment sub-adviser or an affiliate of the investment adviser or sub-adviser, although one or more of the Trustees, officers, or Shareholders of the Trust may be an officer, director, trustee, shareholder, or member of such other party to the contract, or otherwise interested in such contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship, nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of said contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article VII or the By-laws.  The same Person may be a party to more than one contract entered into pursuant to this Article VII and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Article VII.

           Section 7.4.  Further Authority of Trustees.  The authority of the Trustees hereunder to authorize the Trust to enter into contracts or other agreements or arrangements shall include the authority of the Trustees to modify, amend, waive any provision of, supplement, assign all or a portion of, novate, or terminate such contracts, agreements or arrangements.  The enumeration of any specific contracts in this Article VII shall in no way be deemed to limit the power and authority of the Trustees as set forth in Section 6.2 hereof to authorize the Trust to employ, contract with or make payments to such Persons as the Trustees may deem desirable for the transaction of the business of the Trust.

ARTICLE VIII

DISTRIBUTIONS; REDEMPTIONS; DETERMINATION OF NET ASSET VALUE

Section 8.1.  Distributions.  The Trustees may from time to time declare and authorize the payment of, or may prescribe and set forth in a duly adopted vote or votes of the Trustees, the bases and time or frequency, which may be monthly or otherwise, for the declaration and payment of, such dividends and distributions on Shares of a particular Series or Class thereof as they may deem necessary or desirable, after providing for actual and accrued expenses and liabilities (including such reserves as the Trustees may establish) determined in accordance with good accounting practices.  All dividends and distributions on Shares of a particular Series shall be distributed only from the Assets belonging to that Series, as such term is defined in Section 4.9 hereof, and shall be distributed pro rata to the Shareholders of that Series in proportion to the number of Shares of that Series held by such Shareholders at the date and time of record for the payment of such dividends or distributions, subject to any variations with respect to Classes of Shares of such Series, if any, and in a manner consistent with the 1940 Act and the Code.  Such distributions may be paid in cash and/or in securities or other property, and the composition of any such distribution shall be determined by the Trustees and may be different among Shareholders (including differences among Shareholders in the same Series or Class).

Section 8.2.  Redemption of Shares. All shares of the Trust shall be redeemable at the redemption price determined in the manner set out in this Declaration.  The Trust shall redeem the Shares of the Trust or any Series or Class thereof at the price determined as hereinafter set forth, at such offices or agencies and in accordance with such conditions, not inconsistent with the 1940 Act, regarding the redemption of Shares as may be described in the applicable Prospectus.

Section 8.3.  Redemption Price.  Shares of each Series and Class thereof shall be redeemed at their net asset value determined as set forth in Section 8.7 hereof as of such time as the Trustees shall have theretofore prescribed, less such fees and/or charges, if any, as may be established by the Trustees from time to time.

Section 8.4.   Payment.  Payment of the redemption price of Shares of any Series or Class thereof shall be made in cash or in property or any combination thereof, out of the Assets belonging to such Series, as such term is defined in Section 4.9 hereof, and the composition of any such payment may be different among Shareholders (including differences among Shareholders in the same Series or Class), at such time and in the manner as may be specified from time to time in the applicable Prospectus.  In no event shall the Trust be liable for any delay of any other person in transferring securities or other property selected for delivery as all or part of any such payment.

Section 8.5.  Redemption of Shareholder's Interest By Action of Trust. Subject to the provisions of the 1940 Act, the Trust may redeem some or all of the Shares of the Trust or one or more Series or Classes held by any Shareholder for any reason and under terms set by the Trustees, including by way of illustration, for the following reasons:

(a)  the value of such Shares held by such Shareholder being less than the minimum amount established from time to time by the Trustees;

(b)  the determination that direct or indirect ownership of Shares by any person has become concentrated in such Shareholder to any extent that would disqualify that Series as a regulated investment company under the Code;

(c)  the failure of a Shareholder to supply a tax identification or other identification or if the Trust is unable to verify a Shareholder’s identity;

(d)  the failure of a Shareholder to pay when due for the purchase of Shares issued to such Shareholder;

(e)  the failure of a Shareholder to meet or maintain the qualifications for ownership of a particular Class or Series of Shares;

(f)   the payment of account fees or other charges, expenses and/or fees as set by the Trustees, including without limitation any small account fees permitted by Section 4.4 hereof;

(g)  the determination that ownership of Shares by a particular Shareholder is not in the best interests of the remaining Shareholders of the Trust or applicable Series or Class;

(h)  the failure of a holder of Shares or other securities of the Trust to comply with a demand pursuant to Section 4.10 hereof;

(i)   in connection with the termination of any Series or Class of Shares; or

(j)  when the Trust is requested or compelled to do so by governmental authority or applicable law.

Section 8.6.  Suspension of Right of Redemption.  Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares to require the Trust to redeem Shares to the extent permissible under the 1940 Act.

Section 8.7.  Determination of Net Asset Value; Valuation of Portfolio Assets.  The Trustees may from time to time prescribe such bases and times for determining the per Share net asset value of the Shares of the Trust or any Series or Class thereof and may prescribe or approve the procedures and methods for determining the value of portfolio assets as they may deem necessary or desirable.

The Trust may suspend the determination of net asset value during any period when it may suspend the right of the holders of Shares to require the Trust to redeem Shares.

Section 8.8.  Constant Net Asset Value.  With respect to any Series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of Outstanding Shares of the Series by reducing the number of Shares in the account of each Shareholder on a pro rata basis, or to take such other measures as are not prohibited by the 1940 Act, so as to maintain the net asset value per share of such Series at a constant dollar amount.

           Section 8.9   Reserves.  The Trustees may set apart, from time to time, out of any funds of the Trust or Series or of funds allocable to a Class thereof a reserve or reserves for any proper purpose, and may abolish any such reserve.

           Section 8.10.  Determination by Trustees.  The Trustees may make any determinations they deem necessary with respect to the provisions of this Article VIII, including, but not limited to, the following matters: the amount of the assets, obligations, liabilities and expenses of the Trust; the amount of the net income of the Trust from dividends, capital gains, interest or other sources for any period and the amount of assets at any time legally available for the payment of dividends or distributions; which items are to be treated as income and which as capital; the amount, purpose, time of creation, increase or decrease, alteration or cancellation of any reserves or charges and the propriety thereof (whether or not any obligation or liability for which such reserves or charges were created shall have been paid or discharged); the market value, or any other price to be applied in determining the market value, or the fair value, of any security or other asset owned or held by the Trust; the number of Shares of the Trust issued or issuable; the net asset value per Share; and any of the foregoing matters as it may pertain to any Series or Class.

ARTICLE IX

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 9.1.  No Personal Liability of and Indemnification of Shareholders.  No personal liability for any debt, liability or obligation or expense incurred by, contracted for, or otherwise existing with respect to, the Trust or any Series or Class shall attach to any Shareholder or former Shareholder of the Trust.  In case any Shareholder or former Shareholder of the Trust shall be held to be personally liable solely by reason of his being or having been a Shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets of the Trust or, if the Trust has more than one Series, the applicable Series, to be held harmless from and indemnified against all loss and expense arising from such liability; provided, however, there shall be no liability or obligation of the Trust arising hereunder to reimburse any Shareholder for taxes paid by reason of such Shareholder's ownership of any Shares or for losses suffered by reason of any changes in value of any Trust assets.  The Trust shall, upon request by the Shareholder or former Shareholder, assume the defense of any claim made against the Shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  Except as otherwise specifically provided in this Declaration or in the By-Laws, the Trust shall have no obligation to pay or reimburse on behalf of any Shareholder, or to indemnify any Shareholder against, any fees, expenses or costs arising under any circumstances, whether in connection with a proceeding of any kind or otherwise.

Section 9.2.  Limitation of Liability of Trustees and Others.  (a)  No Liability to Third Parties.  No person who is or has been a Trustee, officer, or employee of the Trust shall be subject to any personal liability whatsoever to any person, other than the Trust or its Shareholders, in connection with the affairs of the Trust; and all persons shall look solely to the Trust Property or Property of a Series for satisfaction of claims of any nature arising in connection with the affairs of the Trust or such Series.

Every note, bond, contract, instrument, certificate, Share or undertaking and every other act or thing whatsoever executed or done by or on behalf of the Trust or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been executed or done only in or with respect to their or his or her capacity as Trustees or Trustee and neither such Trustees or Trustee nor the Shareholders shall be personally liable thereon.

All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the Shareholders nor the Trustees, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefore.

(b)  Limitation of Liability to Trust and Shareholders.  No person who is or has been a Trustee, officer or employee of the Trust shall be liable to the Trust or to any Shareholder, Trustee, officer, employee, or agent of the Trust for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties involved in the conduct of the individual’s office, and for nothing else and shall not be liable for errors of judgment or mistakes of fact or law.

(c)  No Liability for Acts of Others.  Without limiting the foregoing limitations of liability contained in this Section 9.2, a Trustee shall not be responsible for or liable in any event for any neglect or wrongdoing of any officer, employee, investment adviser, sub-adviser, principal underwriter, custodian or other agent of the Trust, nor shall any Trustee be responsible or liable for the act or omission of any other Trustee (or for the failure to compel in any way any former or acting Trustee to redress any breach of trust), except in the case of such Trustee’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

(d)  Notice in Instruments.  Every note, bond, contract, instrument, certificate or undertaking made or issued by the Trustees or by any officers or officer on behalf of the Trust shall give notice that this Declaration is on file with the Secretary of State of the Commonwealth of Massachusetts, shall recite that the same was executed or made by or on behalf of the Trust by them as Trustees or as officers and not individually and that the obligations of such instrument are not binding upon any of them or the Shareholders individually but are binding only upon the assets and property of the Trust, and may contain such further recitals as they or he or she may deem appropriate, but the omission thereof shall not operate to bind any Trustees or officers or Shareholders  individually.

Section 9.3.   Experts; No Bond or Surety.  The Trustees may rely upon advice of counsel or other experts with respect to the meaning and operation of this Declaration and their duties as Trustees hereunder, and shall be under no liability for any act or omission in accordance with such advice or for failing to follow such advice.  In discharging their duties, the Trustees, when acting in good faith, shall be entitled to rely upon the books of account of the Trust and upon written reports made to the Trustees by any officer appointed by them, any independent registered public accounting firm and (with respect to the subject matter of the contract involved) any officer, partner or responsible employee of any other party to any contract

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entered into hereunder.  The appointment, designation or identification (including in any proxy or registration statement or other document) of a Trustee as chair of the Trustees, a member or chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee or as having experience, attributes or skills in any area, or any other appointment, designation or identification of a Trustee, shall not impose on that person any standard of care or liability that is greater than that imposed on that person as a Trustee in the absence of the appointment, designation or identification, and no Trustee who has special attributes, skills, experience or expertise, or is appointed, designated or identified as aforesaid, shall be held to a higher standard of care by virtue thereof.  In addition, no appointment, designation or identification of a Trustee as aforesaid shall affect in any way that Trustee's rights or entitlement to indemnification or advancement of expenses.  The Trustees shall not be required to give any bond as such, nor any surety if a bond is required.

Section 9.4.  Liability of Third Persons Dealing with the Trust or Trustees. No person dealing with the Trust or the Trustees shall be bound to make any inquiry concerning the validity of any transaction made or to be made by the Trust or Trustees or to see to the application of any payments made or property transferred to the Trust or upon its order.

Section 9.5.  Indemnification and Advancement of Expenses.  Subject to the exceptions and limitations contained in this Section 9.5, every person who is, or has been, a Trustee, officer, or employee of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him or in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person to the extent such indemnification is prohibited by applicable federal law.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

Subject to applicable federal law, expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 9.5 shall be advanced by the Trust or the applicable Series prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 9.5.

To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

As used in this Section 9.5, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, demands, actions, suits, investigations, regulatory inquiries, proceedings or any other occurrence of a similar nature, whether actual or threatened and whether civil, criminal, administrative or other, including appeals, and the words "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9.6.  Further Indemnification. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other Person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.  Without limiting the foregoing, the Trust may, in connection with the acquisition of assets subject to liabilities pursuant to Section 4.2 hereof or a merger or consolidation pursuant to Section 10.2 hereof, assume the obligation to indemnify any Person including a Covered Person or otherwise contract to provide such indemnification, and such indemnification shall not be subject to the terms of this Article IX.

Section 9.7.  Amendments and Modifications.  Without limiting the provisions of Section 11.1(b) hereof, in no event will any amendment, modification or change to the provisions of this Declaration or the By-laws adversely affect in any manner the rights of any Covered Person to (a) indemnification under Section 9.5 hereof in connection with any proceeding in which such Covered Person becomes involved as a party or otherwise by virtue of being or having been a Trustee, officer or employee of the Trust or (b) any insurance payments under policies maintained by the Trust, in either case with respect to any act or omission of such Covered Person that occurred or is alleged to have occurred prior to the time such amendment, modification or change to this Declaration or the By-laws.

Section 9.8.  Derivative Actions.  (a)  The purpose of this Section 9.8 is to protect the interests of the Trust and its Shareholders by establishing a process that will permit legitimate inquiries and claims to be made and considered while avoiding the time, expense, distraction and other harm that can be caused to the Trust and its Shareholders as a result of spurious shareholder demands and derivative actions.

(b)  No Shareholder may bring a derivative or similar action or proceeding in the right of the Trust or any Series to recover a judgment in its favor (a “derivative action”) unless each of the following conditions is met:

(i)  Each complaining Shareholder was a Shareholder of (A) the Series on behalf of or in the right of which the derivative action is proposed to be brought and (B) a Class of the Series affected by the action or failure to act complained of, to the extent that fewer than all Classes were affected (the “affected Series or Class”), at the time of the action or failure to act complained of, or acquired the Shares afterwards by operation of law from a Person who was a Shareholder at that time;

(ii)  Each complaining Shareholder was a Shareholder of the affected Series or Class at the time the demand required by subparagraph (iii) below was made;

(iii)  Prior to the commencement of such derivative action, the complaining Shareholders have made a written demand on the Trustees requesting that the Trustees cause the Trust to file the action itself on behalf of the affected Series or Class (a "demand"), which demand (A) shall be executed by or on behalf of no less than three complaining Shareholders who together hold not less than ten percent (10%) of the voting power of the affected Series or Class, none of which shall be related to (by blood or by marriage) or otherwise affiliated with any other complaining Shareholder (other than as Shareholders of the Trust); and (B) shall include at least the following:

(1)  a copy of the proposed derivative complaint, setting forth a detailed description of the action or failure to act complained of, the facts upon which each such allegation is made and the reasonably estimated damages or other relief sought;

(2)  a statement to the effect that the complaining Shareholders believe in good faith that they will fairly and adequately represent the interests of similarly situated Shareholders in enforcing the rights of the affected Series or Class and an explanation of why the complaining Shareholders believe that to be the case;

(3)  a certification that the requirements of sub-paragraphs (i) and (ii) of this paragraph (b) have been met, as well as information and documentation reasonably designed to allow the Trustees to verify that certification;

(4)  a list of all other derivative or class actions in which any of the complaining Shareholders is or was a named plaintiff, the court in which such action was filed, the date of filing, the name of all counsel to any plaintiffs and the outcome or current status of such actions;

(5)  a certification of the number of Shares of the affected Series or Class owned beneficially or of record by each complaining Shareholder at the time set forth in clauses (i), (ii) and (iii) of this subsection (b) and an undertaking that each complaining Shareholder will be a Shareholder of the affected Series as of the commencement of and throughout the derivative action and will notify the Trust in writing of any sale, transfer or other disposition by any of the complaining Shareholders of any such Shares within three business days thereof; and

(6)  an acknowledgment of the provisions of paragraphs (d) and (e) of this Section 9.8 below; and

(iv)  The derivative action has not been barred in accordance with paragraph (c)(1) below.

(c)  Within 90 calendar days of the receipt of a Shareholder demand submitted in accordance with the requirements above, those Trustees who are independent for purposes of considering the demand (the “independent Trustees”) will consider, with the assistance of counsel who may be retained by such Trustees on behalf and at the expense of the Trust, the merits of the claim and determine whether maintaining a suit would be in the best interests of the Trust.  If, during this 90-day period, those independent Trustees conclude that a determination as to the maintenance of a suit cannot reasonably be made within the 90-day period, those independent Trustees may extend the 90-day period by a period of time that the independent Trustees consider will be sufficient to permit them to make such a determination, not to exceed 60 calendar days from the end of the initial 90-day period (such 90-day period, as may be extended as provided hereunder, the “review period”).  Notice of any such decision to extend the review period shall be sent in accordance with the provisions of Section 4.12 hereof to the complaining Shareholders, or, the Shareholders’ counsel if represented by counsel, in writing within five business days of any decision to extend the period.  Trustees who are not deemed to be Interested Persons of the Trust are deemed independent for all purposes, including for the purpose of approving or dismissing a derivative action.  A Trustee otherwise independent for purposes of considering the demand shall not be considered not to be independent solely by virtue of (i) the fact that such Trustee receives remuneration for his service as a Trustee of the Trust or as a trustee or director of one or more investment companies with the same or an affiliated investment adviser or underwriter, (ii) the amount of such remuneration, (iii) the fact that such Trustee was identified in the demand as a potential defendant or witness, or (iv) the fact that the Trustee approved the act being challenged in the demand if the act resulted in no material personal benefit to the Trustee or, if the Trustee is also a Shareholder, no material personal benefit that is not shared pro rata with other Shareholders.

(1)  If the demand has been properly made under paragraph (b) of this Section 9.8, and a majority of the independent Trustees have considered the merits of the claim and have determined that maintaining a suit would not be in the best interests of the Trust, the demand shall be rejected and the complaining Shareholders shall not be permitted to maintain a derivative action unless they first sustain the burden of proof to the court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Trust.  If upon such consideration a majority of the independent Trustees determine that such a suit should be maintained, then the appropriate officers of the Trust shall either cause the Trust to commence that suit and such suit shall proceed directly rather than derivatively, or permit the complaining Shareholders to proceed derivatively, provided however that any counsel representing the interests of the Trust shall be approved by the Trustees.  The Trustees, or the appropriate officers of the Trust, shall inform the complaining Shareholders of any decision reached under this sub-paragraph (1) by sending in accordance with the provisions of Section 4.12 hereof written notice to each complaining Shareholder, or the Shareholder’s counsel, if represented by counsel, within five business days of such decision having been reached.

(2)  If notice of a decision has not been sent to the complaining Shareholders or the Shareholders’ counsel within the time permitted by paragraph (1) above, and sub-paragraphs (i) through (iv) of paragraph (b) above have been complied with, the complaining Shareholders shall not be barred by this Declaration from commencing a derivative action.

(d)  A complaining Shareholder whose demand is rejected pursuant to paragraph (c)(1) above shall be responsible for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the Trust’s consideration of the demand if a court determines that the demand was made without reasonable cause or for an improper purpose.  A Shareholder who commences or maintains a derivative action in violation of this Section 9.8 shall reimburse the Trust for the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action if the action is dismissed on the basis of the failure to comply with this Section 9.8.  If a court determines that any derivative action has been brought without reasonable cause or for an improper purpose, the costs and expenses (including attorneys’ fees) incurred by the Trust in connection with the action shall be borne by the Shareholders who commenced the action.

(e)  The Trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining Shareholder in any circumstances only if required by law.  Any attorneys’ fees so incurred by a complaining Shareholder that the Trust is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates.

(f)  A Shareholder of a particular Series of the Trust shall not be entitled in such capacity to commence a derivative action on behalf of any other Series of the Trust.

ARTICLE X

TERMINATION; MERGERS AND SALE OF ASSETS

Section 10.1.  Termination of Trust, Series or Class.  (a)  Unless terminated as provided herein, the Trust shall continue without limitation of time.  The Trust or any Series or Class of the Trust may be terminated at any time (i) by the unanimous vote of the Trustees with written notice to the Shareholders of the Trust or such Series or Class, as the case may be, or (ii) if such action is recommended by the vote of a majority of the Trustees, by the affirmative vote of the Shareholders of the Trust or such Series or Class, as applicable, as provided in Section 4.7 hereof.

(b)  Upon the requisite action of the Trustees or Shareholders to terminate the Trust or such Series, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, as may be determined by the Trustees, which may include the establishment of a liquidating trust or similar vehicle, the Trust shall, in accordance with such procedures as the Trustees consider appropriate, reduce the remaining assets of the Trust or assets of the particular Series thereof to distributable form in cash or other securities, or any combination thereof, and distribute the proceeds to the Shareholders of the Shares of the Trust or such Series in the manner determined by the Trustees, provided that Shareholders of a particular Series shall be entitled to receive a pro rata share of the net assets of such Series only, subject to any variations with respect to Classes of Shares of such Series, if any.  Thereupon, the Trust or any affected Series shall terminate, and the Trustees and the Trust shall be discharged of any and all further liabilities and duties relating thereto or arising therefrom, and the right, title, and interest of all parties with respect to the Trust or such Series shall be canceled and discharged, and without limiting the foregoing, in the event that following the final distribution of the net assets of and the termination of the Trust or affected Series, as the case may be, the Trust or affected Series, receives or is entitled to receive any assets, the Trustees shall be under no obligation to distribute or provide for the distribution of such assets to the Shareholders of the Trust or affected Series, but may make such other arrangements for the distribution of such assets as they shall determine in their sole discretion to be reasonable or appropriate under the circumstances.  Notwithstanding the foregoing, at their discretion, the Trustees may abandon any previously adopted plan to terminate the Trust or a Series at any time.  The Trustees shall file or cause to be filed any instruments as may be required to be filed with the Commonwealth of Massachusetts or any other governmental office where such filing may be required in connection with the termination of the Trust or any Series thereof.

Section 10.2.  Sale of Assets; Reorganization; Merger or Consolidation.  The Trust or any Series or Class may sell, lease, transfer, pledge, exchange, convey or dispose of all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular Series or Class), including its good will, to any one or more business trusts or other business entities or series or classes thereof (including another Series or Class of the Trust) or may merge or consolidate with or into one or more business trusts or other business entities or series, in each case upon such terms and conditions and for such consideration (which may include the assumption of some or all of the outstanding obligations and liabilities, accrued or contingent, whether known or unknown, of the Trust or such Series or Class), as authorized by the Trustees and consented to by the affirmative vote of the Shareholders representing at least a majority of the voting power of the Shares of the Trust or such Series or Class thereof outstanding and entitled to vote.

Section 10.3.  Combination of Classes.  The authority of the Trustees under this Article X with respect to the merger, consolidation, sale of assets or reorganization of any Class of the Trust or any Series thereof is in addition to the authority of the Trustees under Section 4.9 hereof to combine two or more Classes of a Series into a single Class.

ARTICLE XI

AMENDMENTS; FILINGS; MISCELLANEOUS

Section 11.1.  Amendments to Declaration. (a)   The Trustees may by vote of a majority of the Trustees then in office amend or otherwise supplement the Declaration by making an amendment, a Declaration supplemental hereto or an amended and restated Declaration, provided, however, that an amendment to any provision of Article V hereof shall require the vote of two-thirds (2/3) of the Trustees then in office.

(b)  No amendment may be made under this Section 11.1 which would diminish or eliminate any voting rights under this Declaration of the Shareholders of the Trust or any Series or Class thereof, as detailed in Section 4.5 hereof, except with the vote or consent of the holders of Shares representing at least a majority of the voting power of the Shares of the Trust or such Series or Class thereof outstanding and entitled to vote.

(c)  Nothing contained in this Declaration shall permit the amendment of this Declaration to impair any exemption from or limitation of personal liability of any Person who is or has been a Shareholder, Trustee, officer, or employee of the Trust, or limit the rights to indemnification, advancement of expenses or insurance provided in Article IX with respect to actions or omissions of persons entitled to indemnification, advancement of expenses or insurance under such Article prior to such amendment.

Section 11.2.  Filings; Copies of Declaration; Counterparts; Headings. The original or a copy of this instrument and of each amendment and/or restatement hereto shall be kept in the office of the Trust where it may be inspected by any Shareholder.  A copy of this instrument, any amendment thereto, and any Designation executed in accordance with Section 4.9 hereof shall be filed by the Trustees with the Secretary of the Commonwealth of Massachusetts, as well as any other governmental office where such filing may from time to time be required, provided, however, that the failure to so file will not invalidate this instrument, any properly authorized amendment hereto, or Designation.  Anyone dealing with the Trust may rely on a certificate by an officer or Trustee of the Trust as to whether or not any such amendments, restatements or Designations have been made and as to any matters in connection with the Trust hereunder, and with the same effect as if it were the original, may rely on a copy certified by an officer or Trustee of the Trust to be a copy of this instrument or of any such amendments, restatements or Designations.  This instrument may be executed in any number of counterparts, each of which shall be deemed an original.  Headings are placed herein for convenience of reference only, and in case of any conflict, the text of this instrument, rather than the headings, shall control.

Section 11.3.  Trustees May Resolve Ambiguities. The Trustees may construe any of the provisions of this Declaration insofar as the same may appear to be ambiguous or inconsistent with any other provisions hereof, and any such construction hereof by the Trustees in good faith shall be conclusive as to the meaning to be given to such provisions.

Section 11.4.  Applicable Law; Jury Waiver; Forum Selection. (a)  The Trust set forth in this instrument is created under and is to be governed by and construed and administered according to the laws of the Commonwealth of Massachusetts, without reference to its conflicts of law rules, as a Massachusetts business trust, and without limiting the provisions hereof, the Trust specifically reserves the right to exercise any of the powers and privileges afforded to business trusts or actions that may be engaged in by business trusts, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such actions.

(b)  Notwithstanding the first sentence of Section 11.4(a) hereof, there shall not be applicable to the Trust, the Trustees, or this Declaration any provisions of the laws (statutory or common) of the Commonwealth of Massachusetts (other than Chapter 182 of the Massachusetts General Laws) or any other state pertaining to trusts, including by way of illustration and without limitation, laws that relate to or regulate:  (i) the filing with any court or governmental body or agency of trustee accounts or schedules of trustee fees and charges; (ii) affirmative requirements to post bonds for trustees, officers, agents, or employees of a trust; (iii) the necessity for obtaining a court or other governmental approval concerning the acquisition, holding, or disposition of real or personal property; (iv) fees or other sums applicable to trustees, officers, agents or employees of a trust; (v) the allocation of receipts and expenditures to income or principal; (vi) restrictions or limitations on the permissible nature, amount, or concentration of trust investments or requirements relating to the titling, storage, or other manner of holding of trust assets; or (vii) the establishment of fiduciary or other standards or responsibilities or limitations on the acts or powers or liabilities or authorities and powers of trustees, if such laws are inconsistent with the authorities and powers or limitation on liability of the Trustees set forth or referenced in this Declaration.

(c)  No provision of this Declaration shall be effective to require a waiver of compliance with any provision of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or the 1940 Act, or of any valid rule, regulation or order of the Commission thereunder.

(d)  Any action commenced by a Shareholder, directly or derivatively, against the Trust or a Series thereof, its Trustees or officers, shall be brought only in the U.S. District Court for the District of Massachusetts, or if such action may not be brought in that court, then such action shall be brought in Massachusetts Superior Court, in Boston, Massachusetts (each, a “Chosen Court”).  The Trust, its Trustees and officers, and its Shareholders each (a) consent to jurisdiction in the Chosen Courts; (b) waive any objection to venue in either Chosen Court and (c) waive any objection that either Chosen Court is an inconvenient forum.  In any action commenced by a Shareholder against the Trust or any Series thereof, its Trustees or officers, or as a derivative action on behalf of the Trust, or any Series thereof there shall be no right to a jury trial.  THE RIGHT TO A TRIAL BY JURY IS EXPRESSLY WAIVED TO THE FULLEST EXTENT PERMITTED BY LAW.

Section 11.5.  Provisions in Conflict with Law or Regulations.  (a)  The provisions of this Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any such provision, in whole or in part, is in conflict with the 1940 Act, the regulated investment company provisions of the Code, and the regulations thereunder, or with other applicable laws and regulations, the conflicting provision, or the conflicting part or parts thereof, shall be deemed not to constitute a part of this Declaration; provided, however, that such determination shall not affect any of the remaining provisions of this Declaration or render invalid or improper any action taken or omitted prior to such determination.

(b)  If any provision of this Declaration shall be held invalid or unenforceable, in whole or in part, in any jurisdiction, such invalidity or unenforceability shall attach only to such provision, or such part or parts thereof, in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of this Declaration in any jurisdiction.

Section 11.6.  Writings.  To the fullest extent permitted by applicable law, except as the Trustees may otherwise determine:

(a)  any requirements in this Declaration or in the By-laws that any action be taken by means of any writing, including, without limitation, any written instrument, any written consent or any written agreement, shall be deemed to be satisfied by means of any electronic record in such form that is acceptable to the Trustees provided such form is capable of conversion into a written form within a reasonable time; and

(b)  any requirements in this Declaration or in the By-laws that any writing be signed shall be deemed to be satisfied by any electronic signature in such form that is acceptable to the Trustees.

IN WITNESS WHEREOF, the undersigned, being the Trustees of the Trust, have executed this instrument as of the date first written above.

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

_________________________
[name]
[address]

SCHEDULE A
Series
(Effective as of [  ])

NOW THEREFORE, the following Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

1.           Each Share of a Series is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.           The number of authorized Shares of a Series is unlimited.

3.           A Series shall be authorized to hold cash, invest in securities, instruments and other property, use investment techniques, and have such goals or objectives as from time to time described in the prospectus and statement of additional information contained in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Series, as the same may be amended and supplemented from time to time (“Prospectus”).  Each Share of a Series shall represent a beneficial interest in the net assets allocated or belonging to such Series only, and such interest shall not extend to the assets of the Trust generally (except to the extent that General Assets (as defined in the Declaration) are allocated to such Series), and shall be entitled to receive its pro rata share of the net assets of the Series upon liquidation of the Series, all as set forth in Section 4.9 of the Declaration.

4.           With respect to a Series, (a) the purchase price of the Shares, (b) fees and expenses,  (c) qualifications for ownership, if any, (d) the method of determination of the net asset value of the Shares, (e) minimum purchase amounts, if any, (f) minimum account size, if any, (g) the price, terms and manner of redemption of the Shares, (h) any conversion or exchange feature or privilege, (i) the relative dividend rights, and (j) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Series.

5.           The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Series that have been established by the Trustees or redesignate any of the Series without any action or consent of the Shareholders.

6.           The designation of any Series hereby shall not impair the power of the Trustees from time to time to designate additional Series of Shares of the Trust.

7.           Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

SCHEDULE B

Designation of Classes of Shares
(Effective as of [  ])

NOW THEREFORE, the following Classes as listed below with respect to the identified Series of the Trust are established with such relative rights, preferences, privileges, limitations, restrictions and other relative terms as are set forth below:

Series	Classes

1.           Each Share of each Class is entitled to all the rights and preferences accorded to Shares under the Declaration.

2.           The number of authorized Shares of each Class is unlimited.

3.           All Shares of a Class of a Series shall be identical with each other and with the Shares of each other Class of the same Series except for such variations between Classes as may be authorized by the Trustees from time to time and set forth in the Trust’s then currently effective registration statement under the Securities Act of 1933 to the extent pertaining to the offering of Shares of the Class of such Series, as the same may be amended and supplemented from time to time (“Prospectus”).  The Trustees may change the name or other designation of a Class; and take such other action with respect to the Classes as the Trustees may deem desirable.

4.           With respect to the Shares of a Class of a Series, (a) the time and method of determining the purchase price, (b) the fees and expenses, (c) the qualifications for ownership, if any, (d) minimum purchase amounts, if any, (e) minimum account size, if any, (f) the price, terms and manner of redemption of, (g) any conversion or exchange feature or privilege, (h) the relative dividend rights, and (i) any other relative rights, preferences, privileges, limitations, restrictions and other relative terms have been established by the Trustees in accordance with the Declaration and are set forth in the Prospectus with respect to such Class of such Series.

5.           The Trustees may from time to time modify any of the relative rights, preferences, privileges, limitations, restrictions and other relative terms of a Class of a Series that have been established by the Trustees, divide or combine the issued or unissued Shares of any Class of a Series into a greater or lesser number; classify or reclassify any issued or unissued Shares of any Class of a Series into one or more Classes of such Series; combine two or more Classes of a Series into a single Class of such Series; in each case without any action or consent of the Shareholders.

6.           The designation of any Class hereby shall not impair the power of the Trustees from time to time to designate additional Classes of Shares of a Series or terminate any one or more Classes of a Series hereby designated.

7.           Capitalized terms not defined herein have the meanings given to such terms in the Declaration.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

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PROXY                                                                                  AQUILA GROUP OF FUNDS                                                                                  PROXY
TAX-FREE TRUST OF ARIZONA
Proxy for Special Meeting of Shareholders – July 24, 2013
Proxy Solicited on Behalf of the Board of Trustees

The shareholder(s) of Tax-Free Trust of Arizona (the “Trust”) whose signature(s) appear(s) below does/do hereby appoint DIANA P. HERRMANN and CHARLES E. CHILDS, III, or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of the Trust to be held Wednesday, July 24, 2013 at the offices of Bingham McCutchen LLP, 399 Park Avenue, New York, New York at 10:00 a.m. Eastern Time, and all adjournments or postponements thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side.  Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

The Board of Trustees recommends a vote FOR all nominees in Proposal No. 1 and FOR Proposal Nos. 2, 3 A-G  and 4 A-L.  The shares represented hereby will be voted as indicated on the reverse or FOR if no choice is indicated. The Proxies are authorized in their discretion to vote upon such other matters as may come before the Meeting or any adjournments or postponements thereof.

VOTE VIA THE TELEPHONE: 1-800-337-3503 VOTE VIA THE INTERNET: www.proxy-direct.com
999 9999 9999 999

Note: PLEASE SIGN EXACTLY AS YOUR NAMES(S) APPEAR(S) ON THIS PROXY CARD. When signing as custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your title as such.
____ Signature (if held jointly) ____ Signature (if held jointly) ____ Date

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ABOVE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Aquila Group of Funds
Tax-Free Trust of Arizona Shareholder Meeting to Be Held on July 24, 2013.
The Proxy Statement for this meeting is available at:  https://www.proxy-direct.com/______

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Please detach at perforation before mailing.

Please read the proxy statement prior to voting.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS IN THIS EXAMPLE:

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

1.  Election of Trustee Nominees:

01. Ernest Calderón	02. Thomas A. Christopher	03. Gary C. Cornia
04. David A. Duffy	05. Grady Gammage, Jr.	06. Diana P. Herrmann*
07. Lyle W. Hillyard	08. John C. Lucking	09. Anne J. Mills
10. Glenn P. O’Flaherty	11. John J. Partridge	12. James R. Ramsey
13. Laureen L. White		* Interested Trustee
To withhold authority to vote for one or more (but not all) nominees, mark “For All Except” and write the nominee number(s) and/or name(s) on the line below.

FOR	AGAINST	ABSTAIN

2.      Action on selection of Tait, Weller & Baker LLP as independent registered public accounting firm.

3.      To adopt an Amended and Restated Declaration of Trust regarding:

3A.      Future Amendments.

3B.      Termination.

3C.      Annual Shareholder Meetings.

3D.      Removal of Trustees.

3E.      Indemnification and Liability of Trustees, Officers and Employees.

3F.      Shareholder/Derivative Actions.

3G.      Other Changes Effected by the Amended Declaration

4.      To approve changes to the Trust’s fundamental policies relating to:

4A.      Permitted Trust investments.

4B.      Investments in voting securities, other investment companies and certain other instruments.

4C.      Concentration of Trust investments.

4D.      Lending of Trust assets.

4E.      Borrowing of money.

4F.      Issuance of senior securities.

4G.      Investments in commodities.

4H.      Certain affiliated transactions.

4I.      Investments in real estate.

4J.      Restrictions on control investments.

4K.      Restrictions on short sales and use of margin.

4L.      Underwriting.

HAS YOUR ADDRESS CHANGED	DO YOU HAVE ANY COMMENTS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.